SCHEDULE 14A INFORMATION

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(Amended by Sec Act Rel No. 7331; Exch Act Rel No. 37692, eff. 10/7/96.)

March 29, 2002

Dear Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Central Vermont Public Service Corporation at 10:00 a.m. on Tuesday, May 7, 2002 at the Killington Grand Hotel Conference Center, Killington Road, Killington, Vermont. Refreshments will be served at 9:00 a.m.

At this meeting you will be asked to elect five directors to serve for a three-year term and you will also be asked to approve the 2002 Long-Term Incentive Plan.

It is important to us that your shares are represented and voted at the meeting regardless of the size of your holdings. Please vote, sign, and return your proxy in the enclosed return envelope. If you do plan on attending the Annual Meeting, you may revoke your proxy and vote your shares in person. We look forward to your attendance at the Annual Meeting.

Sincerely,

ROBERT H. YOUNG
President and
Chief Executive Officer

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
77 Grove Street
Rutland, Vermont 05701
______________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 7, 2002
______________________

To the Holders of Common Stock:

               The Annual Meeting of Stockholders of Central Vermont Public Service Corporation will be held at the Killington Grand Hotel Conference Center, Killington Road, Killington, Vermont, on Tuesday, May 7, 2002, at 10:00 a.m. Eastern Daylight Saving Time, for the following purposes:

    To approve the 2002 Long-Term Incentive Plan; and
    To elect five directors for a term of three years; and
    To act upon any matters incidental to or in furtherance of the foregoing and upon any matters which may properly come before the meeting or at any adjournments thereof.

               Each of the above items is described in the Proxy Statement which accompanies this Notice.

               The Board of Directors has fixed the close of business on February 27, 2002, as the record date for the determination of the holders of the Company's Common Stock entitled to notice of, and to vote at, the meeting and any adjournments thereof.

By Order of the Board of Directors, Joseph M. Kraus, Senior Vice President Customer Service, Secretary, and General Counsel

Rutland, Vermont
March 29, 2002

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the meeting in person, we urge you to VOTE, SIGN,
DATE, AND RETURN THE ENCLOSED PROXY promptly in the enclosed envelope.

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
77 Grove Street
Rutland, Vermont 05701
______________________

March 29, 2002

PROXY STATEMENT
______________________

               This Proxy Statement and form of Proxy are being furnished in connection with the solicitation of proxies by the Board of Directors of Central Vermont Public Service Corporation ("CVPS", the "Company", or "Central Vermont"), a Vermont corporation. The solicited proxies will be voted at the Annual Meeting of Stockholders to be held at the Killington Grand Hotel Conference Center, Killington Road, Killington, Vermont at 10:00 a.m. on May 7, 2002 and at any adjournments thereof (the "Annual Meeting").

               Proxies in the accompanying form, unless previously revoked, will be voted as directed by the stockholders giving such proxy. If no direction is given, proxies will be voted FOR the 2002 Long-Term Incentive Plan, FOR the election, as Directors, of the five nominees listed on the proxy, and at the discretion of the Proxy holder(s) upon any matters incidental to or in furtherance of the foregoing and upon any matters which may properly come before the Annual Meeting or at any adjournments thereof. Any proxy may be revoked by written notice or by a duly executed proxy bearing a later date delivered to the Secretary of the Company at any time before it is exercised, or by attending the Annual Meeting and voting in person. The execution of a proxy will not affect a stockholder's right to attend the Annual Meeting and vote in person, and attendance at the Annual Meeting will not, by itself, revoke a Proxy.

               The Company will bear the cost of solicitation hereunder. The solicitation of proxies by mail may be followed by solicitation by officers or other employees or representatives of the Company but these individuals will receive no additional compensation for these solicitation services. In addition, the Company has retained Morrow & Co., a proxy solicitation firm, to assist in the solicitation of proxies for the meeting. The estimated fee for such services is $6,500 plus reimbursement of reasonable out-of-pocket expenses. The Company will request banks, brokers, and other similar agents or fiduciaries to forward these proxy materials to beneficial owners of stock, and, if requested, will reimburse them for the costs thereof.

               A copy of the Annual Report of the Company containing its audited financial statements for year 2001 accompanies this Proxy Statement.

               The Proxy Statement and form of Proxy were first sent to stockholders on or about the date of this Notice.

VOTING SECURITIES

               The Directors have fixed February 27, 2002, as the record date for determination of stockholders entitled to notice of and to vote at the meeting, consisting of 11,635,877 shares of Common Stock, $6 Par Value, of the Company outstanding. Each share of Common Stock is entitled to one vote.

               In accordance with Securities and Exchange Commission ("SEC") rules, boxes and a blank space are provided on the proxy card for stockholders to designate whether they wish to vote "FOR" or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees for Director. Under Vermont law, in order for action to be taken on a matter, a quorum must exist as to that matter, which is defined for this purpose as a majority of the votes entitled to be cast in person or by proxy on the matter. Abstentions and broker non-votes are counted in determining whether a quorum has been reached on a particular matter. If a quorum exists, then with respect to any action to be taken on a matter, other than the election of Directors, that matter would be approved if the votes cast favoring the action exceed the votes cast opposing the action. In this respect, neither broker non-votes nor abstentions on such proposals will affect the determination of whether such proposals will be approved.

               With respect to the election of Directors, a plurality of the votes cast by the shares entitled to vote in the election is required for the election of Directors (i.e., the five nominees receiving the greatest number of votes will be elected at a meeting at which a quorum is present). In this respect, neither broker non-votes nor votes to "withhold authority" are counted for purposes of the election of Directors, but are counted in determining whether a quorum exists.

ARTICLE 1

2002 LONG-TERM INCENTIVE PLAN

               The Board of Directors adopted the 2002 Long-Term Incentive Plan (the "2002 Plan") on February 25, 2002, subject to approval by the shareholders of the Company at the Annual Meeting and authorization from the Vermont Public Service Board ("VPSB"). The Company's shareholders are now requested to approve the adoption of the 2002 Plan.

New Plan Benefit

               As of December 31, 2001, no benefits have been awarded under the 2002 Plan. Under the Company's performance plans, performance units have been approved for the 2000-2002 Performance Cycle to current executive officers and shares of Common Stock under the 2002 Plan may be paid out or awarded at a future date to fund any payments due under the performance plans. The future benefits or amounts that would be received by Executive Officers under the performance plans are discretionary and are therefore not determinable.

               Future option grants presently made to the non-employee directors under the expiring 1998 Stock Option Plan for Non-employee Directors will now be covered by the 2002 Plan. These grants are not determinable at this time.

Purpose Of The 2002 Plan

               In order to attract, retain, and motivate talented executive officers, employees, and non-employee directors who will exert their best efforts and work toward the long-term best interests of the Company and its subsidiaries, the Board of Directors has adopted, subject to stockholder approval and VPSB authorization, the 2002 Plan. The 2002 Plan is intended to strongly ally the interests of Company management with that of stockholders and provide significant incentives for management to increase stockholder value. The 2002 Plan is a successor to the 1998 Stock Option Plan for Non-employee Directors which expires during 2002 and will supplement the Restricted Stock Plan for Non-employee Directors and Key Employees, the 1997 Stock Option Plan for Key Employees, and the 2000 Stock Option Plan for Key Employees.

               The 2002 Plan is designed to be an omnibus plan allowing the Company to grant a wide range of compensatory awards including stock options, stock appreciation rights, restricted stock and performance units. The 2002 Plan is intended to encourage stock ownership by recipients.

Description Of The 2002 Plan

               General. The following is a general description of certain features of the 2002 Plan and is qualified in its entirety by reference to the 2002 Plan, which is attached as Schedule A. Subject to adjustment as provided in the 2002 Plan, the number of shares of Common Stock issued, plus the amount of shares of Common Stock covered by outstanding awards granted under the 2002 Plan, shall not in the aggregate exceed 350,000 shares.

               In addition, subject to adjustment as provided in the 2002 Plan, no individual participant may receive in any calendar year (a) awards of stock options or stock appreciation rights covering in excess of 100,000 shares of Common Stock, (b) awards of restricted shares exceeding 70,000 shares of Common Stock or (c) awards of performance units exceeding 50,000 shares of Common Stock or the fair market value of such shares on the grant date.

               Eligibility. Executive officers, employees, and non-employee directors are eligible to receive benefits under the 2002 Plan as selected by the Board of Directors' Compensation Committee (the "Committee").

Terms of Awards under the 2002 Plan.

               The 2002 Plan authorizes the granting of stock options, stock appreciation rights, restricted shares and performance units. All awards will be evidenced by an award agreement between the Company and the individual participant and approved by the Committee. In the discretion of the Committee, an eligible participant may receive awards from one or more of the categories listed below (and described in further detail below), and more than one award may be granted to an eligible participant. The terms applicable to these various types of awards, are set forth in detail in the 2002 Plan.

               Stock Options. The Committee may grant options that entitle the optionee to purchase shares of Common Stock at a price not less than the fair market value per share of Common Stock on the date of grant. The option price is payable at the time of exercise (i) in cash or cash equivalents, or (ii) if permitted by the Committee, by the transfer to the Company of shares of Common Stock that are already owned by the optionee for at least 6 months and have a value at the time of exercise equal to the option price or (iii) in some other form acceptable by the Committee.

               Stock Appreciation Rights. A stock appreciation right ("SAR") entitles a participant to receive, upon exercise, an amount equal to (a) the excess of (i) the fair market value on the exercise date of a share of Common Stock, over (ii) the fair market value of a share of Common stock on the date the SAR was granted, multiplied by (b) the number of shares of Common Stock for which the SAR has been exercised. SARs granted under the 2002 Plan may be either freestanding or granted in tandem with stock options. If a SAR is granted in tandem with a stock option, the exercise of the stock option or the related SAR will result in the cancellation of the related stock option or SAR to the extent of the number of shares in respect of which such stock option of SAR has been exercised. A freestanding SAR must specify the conditions that must be met before the SAR becomes exercisable. The 2002 Plan does not allow the granting of "discounted SARs".

               Restricted Shares. An award of restricted shares involves the immediate transfer by the Company to a participant of ownership of the specific number of shares of Common Stock in consideration for the performance of services or, to the extent determined by the Committee, the achievement of certain performance criteria. The restricted shares only become unrestricted in accordance with the conditions and vesting schedule, if any, provided in the relevant award agreement. The Committee may grant fully vested and nonforfeitable restricted shares. A participant may not sell or otherwise dispose of restricted shares until the conditions imposed by the Committee with respect to such shares have been satisfied. The participant is entitled immediately to voting and dividend rights in the shares.

               Performance Units. Performance Units (with each unit representing a monetary amount or such amount represented in shares of Common Stock as designated in advance by the Committee in the relevant award agreement) are awards which may be granted to participants alone or in addition to any other awards under the 2002 Plan. Participants receiving performance units grants will only earn such units if the Company and/or the participant achieve certain performance goals during a designated performance period. The Committee will establish such performance goals and may use any of the following performance criteria in establishing such goals: level of sales, earnings per share, income before income taxes and cumulative effect of accounting changes, income before cumulative effect of accounting changes, net income, earnings before interest and taxes, return on assets, return on equity, return on capital employed, total stockholder return, market valuation, cash flow, completion of acquisitions, comparisons to peer companies, individual or aggregate participant performance, operating and maintenance expense, customer satisfaction, safety goals, and net worth. The performance criteria shall have any reasonable definitions that the Committee may specify, which may include or exclude any or all of the following items: extraordinary, unusual or non-recurring items, effects of accounting changes, effects of currency fluctuations, effects of financing activities, expenses for restructuring or productivity initiatives, non-operating items, acquisition expenses (e.g. pooling of interests), and effects of divestitures. The participant may forfeit such units in the event the performance goals are not met. If all or a portion of a performance unit is earned, payment of the designated value thereof will be made in cash, in unrestricted Common Stock or in restricted shares or in any combination thereof, as provided in the relevant award agreement.

               In addition, the Committee may grant or condition vesting of other awards under the 2002 Plan (e.g. restricted shares) upon the satisfaction of the performance goals listed above.

               Recapitalization Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, Change-In-Control (as defined by the 2002 Plan) or exchange of Common Stock or other securities of the Company, or other corporate transaction or event affects the Common Stock such that an adjustment is determined by the Committee, in its sole discretion, to be necessary or appropriate in order to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the 2002 Plan, the Committee may, in such manner as it in good faith deems equitable, adjust any or all of (i) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or property) with respect to which awards may be granted under the 2002 Plan, (ii) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or property) subject to outstanding awards, (iii) the maximum yearly awards any participant may receive under the 2002 Plan, and (iv) the exercise price with respect to any stock option, or cancel any or all awards and make provision for an immediate cash payment of an amount determined by the Committee to the holder of such award(s) in consideration for the cancellation of such award(s).

               Mergers. If the Company enters into or is involved in any merger, recapitalization, reorganization, Change-In-Control (as described in the 2002 Plan) or other business combination with any person or entity (a "Merger Event"), the Committee may, prior to such Merger Event and effective upon such Merger Event, take such action as it deems appropriate with respect to any outstanding awards, including, but not limited to, (i) replacing stock options and/or SARs with substitute stock options and/or SARs in respect of the shares other securities or other property of the surviving corporation or any affiliate of the surviving corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected stock options, and/or SARs as of the date of the consummation of the Merger Event or (ii) replacing performance units with other comparable awards covering shares, other securities, other property or cash of the surviving corporation or any affiliate of the surviving corporation. Notwithstanding anything to the contrary in the 2002 Plan, if any Merger Event or Change-In-Control occurs, the Company shall have the right, but not the obligation, to (i) cancel each participant's stock options and/or SARs and to pay to each affected participant in connection with the cancellation of such participant's stock options and/or SARs, an amount equal to the excess of the value, as determined by the Committee, of the Common Stock underlying any unexercised stock options or SARs (whether then exercisable or not) over the aggregate exercise price of such unexercised stock options and/or SARs and/or (ii) cancel each participant's performance units and to pay each affected participant in connection with the cancellation of such participant's performance units, an amount equal to the value, as determined by the Committee, of such performance units. In the event of any Merger Event, restricted shares shall be treated in the same manner as the Company's outstanding Common Stock, except that they may still be subject to any applicable vesting or other restrictions and/or terms.

               Upon receipt by any affected participant of any such substitute stock options, stock appreciation rights or performance units (or payment) as a result of any Merger Event, such participant's affected stock options, stock appreciation rights and/or performance units for which such substitute options, stock appreciation rights and/or performance units (or payment) were received shall be cancelled without the need for obtaining the consent of any such affected participant.

               Change-In-Control. If a Change-In-Control (as defined in the 2002 Plan) occurs (i) all stock options and/or SARs then unexercised and outstanding will become fully vested and exercisable; (ii) all restrictions, terms and conditions applicable to restricted shares then outstanding will be deemed lapsed and satisfied; and (iii) all performance units will be deemed to have been fully earned, each as of the date of the Change-In-Control. However, these provisions will only apply to those participants who are employed by the Company as of the date of the Change-In-Control.

Administration and Amendment

               The 2002 Plan shall be administered by the Compensation Committee of the Board of Directors which has authority to amend any provision of the 2002 Plan, except no amendment shall (a) materially adversely affect a participant's rights under an outstanding award without that participant's consent, (b) cause the 2002 Plan not to comply with Section 162(m) of the Internal Revenue Code or with the Securities Exchange Act of 1934 or (c) increase the number of shares of Common Stock available for awards under the 2002 Plan without shareholder approval.

               The 2002 Plan will terminate on May 8, 2012. Any benefits granted prior to such date may extend beyond that date.

Certain Federal Income Tax Consequences of the 2002 Plan

               The following is a brief and general summary of some United States federal income tax consequences applicable to the 2002 Plan. The summary does not reflect any provisions of the income tax laws of any state, local or foreign taxing jurisdiction. Because the tax consequences of events and transactions under the 2002 Plan depend upon various factors, including an individual's own tax status, each participant who receives an award under the 2002 Plan should consult a tax advisor.

               Stock Options. In general, upon the grant of a stock option (which is not intended to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code (a "nonqualified stock option")), an optionee will not recognize any income. At the time a nonqualified stock option is exercised, the optionee will recognize compensation taxable as ordinary income, and the Company generally will be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed below under the caption "Limits on Deductions"), in an amount equal to the difference between the fair market value on the exercise date of the shares acquired pursuant to such exercise and the option price. Upon a subsequent disposition of the shares, the optionee will recognize long- or short-term capital gain or loss, depending upon the holding period of the shares. For purposes of determining the amount of such gain or loss, the optionee's tax basis in the shares will be the fair market value of such shares on the exercise date.

               Effect of Share-for-Share Exercise. If an optionee elects to tender shares of Common Stock in partial or full payment of the option price for shares to be acquired through the exercise of an option, generally the optionee will not recognize any gain or loss on such tendered shares, but the shares received will have a carryover basis.

               If the optionee tenders shares upon the exercise of a nonqualified stock option, the optionee will recognize compensation taxable as ordinary income and the Company generally will be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed below under the caption "Limits on Deductions") in an amount equal only to the fair market value of the number of shares received by the optionee upon exercise which is in excess of the number of tendered shares, less any cash paid by the optionee.

               Restricted Shares. A participant will not recognize any income upon the award of restricted shares unless the participant makes an election under Section 83(b) of the Code in respect of such grant, as described below. Unless a participant has made an election under Section 83(b) of the Code in respect of any restricted shares, any dividends received by the participant with respect to restricted shares prior to the date the participant recognizes income with respect to such award (as described below) must be treated by the participant as compensation taxable as ordinary income, and the Company will be entitled to a deduction, in an amount equal to the amount of ordinary income recognized by the participant. After the terms and conditions applicable to the restricted shares are satisfied, or if the participant has made an election under Section 83(b) of the Code in respect of the restricted shares, any dividends received by the participant in respect of such award will be treated as a dividend taxable as ordinary income, and the Company will not be entitled to a deduction in respect of any such dividend payment.

               Unless the participant has made an election under Section 83(b) of the Code (as described below), at the time the terms and conditions applicable to the restricted shares are satisfied, a participant will recognize compensation taxable as ordinary income, and the Company generally will be entitled to a deduction, in an amount equal to the then fair market value of the shares of Common Stock for which the terms and conditions applicable to the restricted share award have been satisfied. The participant's tax basis for any such shares of Common Stock would be the fair market value on the date such terms and conditions are satisfied.

               A participant may irrevocably elect under Section 83(b) of the Code to recognize compensation taxable as ordinary income, and the Company will be entitled to a corresponding deduction, in an amount equal to the fair market value of such restricted shares (determined without regard to any restrictions thereon) on the date of grant. Such an election must be made by the participant not later than 30 days after the date of grant. If such an election is made, no income would be recognized by the participant (and the Company will not be entitled to a corresponding deduction) at the time the applicable terms and conditions are satisfied. The participant's tax basis for the restricted shares received and for any shares of Common Stock subsequently held in respect thereof would be the fair market value of the restricted shares (determined without regard to any restrictions thereon) on the date of grant. If a participant makes such an election and subsequently all or part of the award is forfeited, the participant will not be entitled to a deduction as a result of such forfeiture.

               The holding period for capital gain or loss purposes in respect of the Common Stock underlying an award of restricted shares shall commence when the terms and conditions applicable to the restricted shares are satisfied, unless the participant makes a timely election under Section 83(b) of the Code. In such case, the holding period will commence immediately after the grant of such restricted shares.

               Performance Units. A participant will not recognize any income upon the award of a performance unit. If the performance goals applicable to the performance unit are achieved during the applicable performance period and such performance units are earned, a participant will recognize compensation taxable as ordinary income when he or she receives payment with respect to such performance unit, and at such time the Company will be entitled to a deduction equal to the amount of cash or the then fair market value of unrestricted Common Stock received by the participant in payment of the performance units. The participant's tax basis for any such shares of Common Stock would be the fair market value on the date such unrestricted shares are transferred to the participant. If all or a portion of the performance units are paid in restricted shares, see "Restricted Shares" above for a discussion of the applicable tax treatment.

               Limits on Deductions. Under Section 162(m) of the Code, the amount of compensation paid to the chief executive officer and the four other most highly paid executive officers of the Company in the year for which a deduction is claimed by the Company (including its subsidiaries) is limited to $1,000,000 per person in any year, except that qualified performance-based compensation will be excluded for purposes of calculating the amount of compensation subject to this $1,000,000 limitation. The ability of the Company to claim a deduction for compensation paid to any other executive officer or employee of the Company (including its subsidiaries) is not affected by this provision.

               The Company has structured the 2002 Plan so that the Company may claim a deduction in connection with (i) the exercise of non-qualified stock options and/or SARs, and (ii) the payment of any performance units, provided that, in each case, the requirements imposed on qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder are satisfied with respect to such awards. Because restricted share awards under the 2002 Plan are not generally deemed to be qualified performance-based compensation under Section 162(m) of the Code, amounts for which the Company may claim a deduction upon the lapse of any restrictions on such restricted share awards may be subject to the limitations on deductibility under Section 162(m).

               Additional Information. The recognition by an employee of compensation income with respect to a grant or an award under the 2002 Plan will be subject to withholding for federal income and employment tax purposes. If an employee, to the extent permitted by the terms of a grant or award under the 2002 Plan, uses shares of Common Stock to satisfy the federal income and employment tax withholding obligation, or any similar withholding obligation for state and local tax obligations, the employee will recognize a capital gain or loss, short-term or long-term, depending on the tax basis and holding period for such shares of Common Stock.

               If the provisions of the 2002 Plan relating to a Change-In-Control become applicable, certain compensation payments or other benefits received by "disqualified individuals" (as defined in Section 280G(c) of the Code) under the 2002 Plan or otherwise may cause or result in "excess parachute payments" (as defined in Section 280G(b)(I) of the Code). Pursuant to Section 280G of the Code, any amount that constitutes an excess parachute payment is not deductible by the Company. In addition, Section 4999 of the Code generally imposes a 20% excise tax on the amount of any such excess parachute payment received by such a disqualified individual, and any such excess parachute payments will not be deductible by the Company (or a subsidiary).

               The Board of Directors recommends a vote FOR approval of this proposal. If not otherwise specified, proxies will be voted FOR Article 1.

ARTICLE 2

ELECTION OF DIRECTORS

               The Company's Articles of Incorporation and By-Laws provide for the division of the Board of Directors into three classes having staggered terms of office as nearly equal in number as possible. In accordance with the Company's By-Laws, the Board of Directors has fixed at thirteen (13) the number of Directors for the ensuing year.

               The nominees for election at this Annual Meeting to serve as Directors for a three-year term which expires at the 2005 Annual Meeting are: Rhonda L. Brooks, Janice B. Case, George MacKenzie, Jr., Herbert H. Tate, and Robert H. Young. All of the nominees are currently Directors except for Janice B. Case, who has been nominated for election at this Annual Meeting to serve as a Director for a three-year term which expires at the 2005 Annual Meeting.

               Proxies will be voted (unless otherwise instructed) in favor of the election of the five nominees as indicated in the table below. Each of the nominees has consented to serve as a Director if elected. While it is not anticipated that any of the persons listed will be unable to serve as a Director, if any of the persons listed are unable to serve, then the proxies will be voted for such other person or persons as the present Board of Directors shall determine.

               The following sets forth certain information, including age, principal occupation, directorships, and business experience during the past five years, regarding the Directors and nominees for Director. Unless otherwise indicated, the principal occupation of the Directors or nominees for Director has been the same for the past five years.
Director Since
Nominees whose terms will expire in year 2005:
Rhonda L. Brooks (49) President, Exterior Systems Business, Owens Corning ("Owens") (building materials and fiberglass composites) since May 2000; President, Roofing Systems Business, Owens from December 1997 to May 2000; Vice President, Investor Relations, Owens from January to December 1997; Vice President, Marketing, Composites, Owens from 1995 to 1996. In October 2000, Owens commenced Chapter 11 proceedings to confirm a plan of reorganization of that company. Ms. Brooks also serves as a Director of ArvinMeritor, Inc.	1996

Janice B. Case (49) Senior Vice President, Energy Solutions, Florida Power Corporation ("FPC") from June 1996 to December 2000; Vice President, Suncoast Florida Region, FPC from November 1990 to June 1996. Mrs. Case also serves as a Director of AEGON/Transamerica Series Fund, Inc., a Trustee of IDEX Mutual Fund, Inc., Chair of the Board of Cadence Network, Inc., and as a Community Advisory Director of AmSouth Bank.

------

George MacKenzie, Jr. (52) Executive Vice President and Chief Financial Officer ("CFO") of Glatfelter Company (global manufacturer of specialty papers and engineered products) since September 2001; Vice Chair of Hercules Incorporated ("Hercules") from November 2000 to June 2001; Executive Vice President, Hercules from April 2000 to November 2000; President, Chemical Specialties Segment, Hercules and CFO, Hercules, from 1999 to April 2000; Senior Vice President and CFO, Hercules, from 1996 to 1999; Vice President and CFO, Hercules, from 1995 to 1996. Mr. MacKenzie also serves as a Director of C&D Technologies.

2001
Herbert H. Tate (48) Research Professor of Energy Policy Studies, New Jersey Institute of Technology since April 2001; President, New Jersey Board of Public Utilities from 1994 to March 2001. Mr. Tate also serves as a Director of IDT Ventures, Inc.	2001

Robert H. Young (54) President and Chief Executive Officer of the Company since 1995. Mr. Young serves as Chair, President, and Chief Executive Officer of Connecticut Valley Electric Company Inc., CVPS - East Barnet Hydroelectric, Inc., Catamount Resources Corporation, and Eversant Corporation and Chair of Catamount Energy Corporation, CVPS subsidiaries. Mr. Young also serves as Chair of Vermont Yankee Nuclear Power Corporation and The Home Service Store, Inc. and as a Director of Vermont Electric Power Company, Inc., Vermont Electric Transmission Company, Inc., and Yankee Atomic Electric Company, CVPS affiliates.

1995
Directors whose terms will expire in year 2003:
Robert L. Barnett (61) Executive Vice President and President, Commercial, Government, and Industrial Solutions Sector (formerly Land Mobile Products Sector) Motorola, Inc. (communications equipment) since 1995. Mr. Barnett also serves as a Director of Johnson Controls, Inc. and USG Inc.	1996
Frederic H. Bertrand (65) Chair of the Board of the Company since October 1997; Chair of the Board and Chief Executive Officer, National Life Insurance Co. from 1987 to February 1997. Mr. Bertrand also serves as a Director of Catamount Energy Corporation, a CVPS subsidiary, Vermont Electric Power Company, Inc., and The Home Service Store, Inc., CVPS affiliates. He also serves as a Director of The Chittenden Corporation and Union Mutual Fire Insurance Co.	1984
Robert G. Clarke (51) Chancellor, Vermont State Colleges since June 2000; Interim Chancellor, Vermont State Colleges from November 1999 to June 2000; President, Vermont Technical College from 1984 to November 1999. Mr. Clarke also serves as a Director of Connecticut Valley Electric Company Inc., a CVPS subsidiary; Vermont Electric Power Company, Inc., a CVPS affiliate; and Banknorth Vermont (a division of Banknorth Group, Inc.).	1997
Mary Alice McKenzie (44) Vice President and General Counsel, Vermont State Colleges, since August 2001; Director and President, Fresh Connections from 1998 to 2000. Ms. McKenzie also serves as a Director of Vermont Electric Power Company, Inc. and Vermont Yankee Nuclear Power Corporation, CVPS affiliates.	1992
Directors whose terms will expire in year 2004:
William V. Boettcher (54) Chief Executive Officer, Fletcher Allen Health Care since 1998; Senior Vice President, The Hunter Group (healthcare consulting organization) from 1994 to 1998.	2001
Timothy S. Cobb (60) Retired Chair, President, and Chief Executive Officer, Salient 3 Communications, Inc., (formerly Gilbert Associates, Inc.) from 1995 to 2000.	2000
Luther F. Hackett (68) President, Hackett, Valine & MacDonald, Inc. (insurance agents). Mr. Hackett also serves as a Director of Catamount Energy Corporation, a CVPS subsidiary; Vermont Electric Transmission Company, Inc., Chair and Director of Vermont Electric Power Company, Inc., CVPS affiliates; and serves as a Director of Banknorth Group, Inc.	1979
Janice L. Scites (51) President, Scites Associates, Inc. (a technology and business consulting firm) since January 2001; Vice President, Internet Implementation Strategy, AT&T from November 1997 to December 2000; Vice President, Value-Added Services, AT&T from October 1996 to October 1997; Vice President, Business Customer Care, Business Markets, AT&T from July 1995 to October 1996. Ms. Scites also serves as a Director of The Home Service Store, Inc., a CVPS affiliate; and Personnel Group of America, Inc.	1998

Vote Required

               The election of a Director requires the affirmative vote of a plurality (nominees receiving the greatest number of votes will be elected at a meeting at which a quorum is present) of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

               The Board of Directors recommends a vote FOR Article 2.

Meetings of the Board

               During year 2001, the Board of Directors held one special and eight regular meetings. Each Director attended at least 75% of the aggregate of all meetings of the Board and committees of which he or she was a member, except for Mr. Cobb who attended 73.3% of the meetings.

Committees of the Board

               The Company has standing Executive, Audit, Compensation, and Nominating Committees (the "Committee(s)") of its Board of Directors. Members of these Committees are appointed annually by the Board.

               The Executive Committee has substantially all the powers of the Board of Directors in the management of the business and affairs of the Company between meetings of the Board. The present members of the Executive Committee are: Frederic H. Bertrand, Chair, Luther F. Hackett, and Robert H. Young. During year 2001, the Executive Committee held four meetings.

               The Audit Committee, composed entirely of outside Directors, reviews and reports to the Board of Directors on the findings and recommendations of the Company's independent public accountants, the Company's internal audit procedures, examinations by regulatory authorities, and matters having a material effect on the Company's financial operations. The present members of the Audit Committee are: Robert G. Clarke, Chair, Robert L. Barnett, Luther F. Hackett, George MacKenzie, Jr., and Herbert H. Tate. During year 2001, the Audit Committee held six meetings.

               The Compensation Committee, composed entirely of outside Directors, is responsible for reviewing and making recommendations to the Board of Directors concerning the compensation of executive officers of the Company and certain subsidiaries. Members of the Compensation Committee are also responsible for the administration of the Stock Option Plans for Key Employees and the Restricted Stock Plan for Non-employee Directors and Key Employees. The present members of the Compensation Committee are: Timothy S. Cobb, Chair, Frederic H. Bertrand, William V. Boettcher, Rhonda L. Brooks, Mary Alice McKenzie, and Janice L. Scites. During year 2001, the Compensation Committee held six meetings.

               The Nominating Committee is responsible for recommending candidates for election as Directors of the Company. The Nominating Committee will consider recommendations by the stockholders for nomination as Directors. Recommendations should be forwarded to the Secretary of the Company on or before December 1 preceding the Annual Meeting for which such nomination is sought. The present members of the Nominating Committee are: Mary Alice McKenzie, Chair, Robert L. Barnett, Frederic H. Bertrand, and Robert H. Young. During year 2001, the Nominating Committee held one meeting.

Directors' Compensation

               In year 2001, Directors of the Company were paid an annual retainer of $10,000. Under the 1997 Restricted Stock Plan for Non-employee Directors and Key Employees (the "Restricted Plan"), the non-employee Directors received 50% of their annual retainer in Common Stock (instead of cash). Members of the Executive Committee are paid an additional annual retainer of $500. The Chair of the Board receives an additional $30,000 annual retainer and the Chair of each Committee receives an additional $2,000 annual retainer. Directors are also paid $1,000 plus expenses for each Board meeting attended and $500 for each Committee meeting attended if held on the same day as a meeting of the Board or held by telephone, and a fee of $1,000 plus expenses for attendance at each other meeting of such Committee.

               In December 2001, the Board voted to change the retainers that each Board member receives. Effective January 1, 2002, directors will be paid a retainer of $15,000 per annum. Directors will continue to receive 50% of this retainer in Common Stock (instead of cash). Other fees remain as outlined above.

               Beginning January 2002, certain of the Directors have elected to defer receipt of all or a portion of their fees pursuant to the Company's Deferred Compensation Plan for Non-employee Directors and Key Employees, described below under the caption entitled "Deferred and Long-Term Compensation."

               As President and Chief Executive Officer, Mr. Young receives no retainers or other fees for serving on the Board or any of its Committees.

               Under the Restricted Plan, 155 shares and 143 shares of Common Stock based on a price per share of $16.03 and $17.375 respectively, representing $5,000 of the annual cash retainer were awarded in year 2001 to each of the following Directors: Robert L. Barnett, Frederic H. Bertrand, Rhonda L. Brooks, Robert G. Clarke, Timothy S. Cobb, Luther F. Hackett, Mary Alice McKenzie, Janice L. Scites, and 143 shares were awarded to William V. Boettcher, George MacKenzie, Jr., and Herbert H. Tate.

Advisory Director

               For year ended December 31, 2001, Mrs. Case was paid $3,350 plus $1,000 and expenses for each meeting attended pursuant to a Consulting Agreement entered into in consideration of her service on the Board as an advisory director. As advisory director she had no vote with respect to matters acted on by the Board nor was her presence counted for purposes of determining a quorum. Mrs. Case is a director nominee.

Stock Option Plan for Non-employee Directors

               Under the 1998 Stock Option Plan for Non-employee Directors (the "1998 Plan"), the non-employee Directors will receive stock options for 2,325 shares on the first business day after the 2002 annual meeting of stockholders. Optioned shares are reflected in the individual stockholdings of the Directors set forth below under "Stock Ownership of Directors, Nominees, Executive Officers, and Certain Beneficial Owners". The exercise price of the options issued to Participant Directors in year 2001 was $16.225 per share, which represents the Fair Market Value of the Common Stock on the date of grant. For purposes of the 1998 Plan, the Fair Market Value of stock is defined as the average of the high and low trading prices reported on the composite tape on the date specified, or if no sale takes place on such date, the average of the bid and asked prices on such date. Stock options granted in 2001 are exercisable during the period beginning six months after the date of grant and ending five years thereafter and stock options granted in 2002 are exercisable during the period beginning six months after the date of grant and ending ten years thereafter except in the event that the options expire during a limited trading period declared by the Secretary, in which case the exercise period shall be extended for thirty days following termination of the limited trading period. All stock options are exercisable at a fixed price equal to the Fair Market Value of the Common Stock on the date the option is granted. The total number of shares that may be issued under the 1998 Plan may not exceed 112,500 in the aggregate, subject to proportional adjustments, and such shares may be either authorized but unissued shares or shares previously issued and reacquired by the Company. The 1998 Plan is effective for five years, terminating in year 2002.

               During the year 2001, stock options granted under the 1993 Stock Option Plan for Non-Employee Directors were exercised by Mr. Hackett (2,250) and under the 1998 Stock Option Plan for Non-Employee Directors by Mr. Hackett (4,500) and Ms. Scites (4,500) shares. The average net realized value (fair market value on the date of exercise less the exercise price) was $5.5771 per share for Mr. Hackett; and, $8.13125 per share for Ms. Scites.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

               Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers to file reports of ownership and changes in ownership of Company securities with the SEC and to furnish the Company with copies of all such reports. It also requires directors, officers, and persons who beneficially own more than ten percent (10%) of the Company's stock to file initial reports of ownership and subsequent reports of changes in ownership with the SEC and the New York Stock Exchange.

               Based solely on a review of the copies of such reports prepared and filed with the SEC during year 2001 by the Company's executive officers and directors, and on written representations that no other reports were required, the Company believes its directors and executive officers have complied with all Section 16(a) filing requirements with the exception of two reports, covering an aggregate of two transactions. In year 2001, Mr. James J. Moore, Jr., a named executive officer, and Mr. William V. Boettcher, a Director, inadvertently failed to file with the SEC on a timely basis a Form 4 report. Mr. Moore purchased 4,400 shares of Common Stock of the Company which he beneficially owns, on February 27-28, 2001 and filed with the SEC on March 14, 2001. Mr. Boettcher purchased 500 shares of Common Stock of the Company, which he owns jointly with his wife, on December 13, 2001 and filed with the SEC on January 28, 2002. The Company does not have a ten percent holder.

STOCK OWNERSHIP OF DIRECTORS, NOMINEES, EXECUTIVE OFFICERS, AND CERTAIN
BENEFICIAL OWNERS

               The following table sets forth the number of shares of Common Stock beneficially owned by: (1) each Director, (2) each nominee Director, (3) each of the named executive officers in the Summary Compensation Table, (4) all the Directors, nominees for Director, and executive officers as a group as of January 31, 2002, and (5) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock as of December 31, 2001.
Name	Shares of Common Stock Beneficially Owned (1)(2)(3)(4)		Percent of Class
Robert L. Barnett	13,926		(1)
Frederic H. Bertrand	15,010	(5)	(1)
William V. Boettcher	2,893	(6)	(1)
Francis J. Boyle	10,400	(7)	(1)
Rhonda L. Brooks	13,426		(1)
Kent R. Brown	57,441	(8)	(1)
Janice B. Case	1,000		(1)
Robert G. Clarke	13,926	(9)	(1)
Timothy S. Cobb	6,048		(1)
Luther F. Hackett	15,423	(10)	(1)
Joseph M. Kraus	50,219		(1)
George MacKenzie, Jr.	2,643		(1)
Mary Alice McKenzie	11,346	(11)	(1)
James J. Moore, Jr.	40,870		(1)
Craig A. Parenzan	15,300		(1)
Janice L. Scites	4,488		(1)
Herbert H. Tate	2,593		(1)
Robert H. Young	227,435	(12)	1.9%
All directors, nominees, and executive officers as a group (22)	588,334		5.0%
Dimensional Fund Advisors Inc. 12990 Ocean Avenue Santa Monica, CA 90401	736,894	(13)	6.3%
AXA Group (14) 1290 Avenue of the Americas New York, New York 10104	956,797	(15)	8.2%

               No director, nominee for director, or executive officer owns any shares of the various classes of the Company's outstanding non-voting Preferred Stock.

____________________________
(1)

No Director, nominee for Director, or executive officer owns beneficially in excess of 1% of the outstanding Common Stock, except for Robert H. Young. Except as otherwise indicated in the footnotes to the table, each of the named individuals possesses sole voting and investment power over the shares listed.

(2)

Includes shares that the named individuals have a right to acquire pursuant to options granted under the 1993 and/or 1998 Stock Option Plans for Non-employee Directors as follows: Messrs. Barnett, Bertrand, Ms. Brooks, and Mr. Clarke, 11,250 each; Ms. McKenzie, 9,000; Messrs. Cobb and Hackett, 4,500 each; and Messrs. Boettcher, MacKenzie, Ms. Scites, and Mr. Tate, 2,250 each. Includes 1,676 shares awarded under the Restricted Stock Plan for Non-employee Directors and Key Employees ("Restricted Plan"), for each of Messrs. Barnett, Bertrand, Ms. Brooks, Messrs. Clarke, Hackett, and Ms. McKenzie; 1,211 shares for Ms. Scites; 548 shares for Mr. Cobb; and 143 shares for Messrs. Boettcher, MacKenzie, and Tate. Also includes the following awards under said Restricted Plan as follows: Mr. Boyle, 1,708; Mr. Brown, 1,665; Mr. Kraus, 1,322; Mr. Parenzan, 1,500; and, Mr. Young, 3,996.

(3)

Includes shares that the named executive officers have a right to acquire pursuant to options granted under the 1988, 1997, and 2000 Stock Option Plans for Key Employees as follows: Mr. Brown, 52,800; Mr. Kraus, 44,150; Mr. Moore, 20,500; Mr. Parenzan, 13,800; and, Mr. Young, 211,360.

All executive officers as a group have rights to acquire 416,685 shares.

(4)

Includes shares that the named executive officers hold indirectly under the Company's Employee Savings and Investment (401(k)) and Employee Stock Ownership Plans as follows: Mr. Kraus, 409 shares; Mr. Moore, 370 shares; and, Mr. Young, 2,624 shares.

(5)	Includes 2,084 shares held jointly with Mr. Bertrand's spouse over which he has voting and investment power.
(6)	Includes 500 shares held jointly with Mr. Boettcher's spouse over which he shares voting and investment power.
(7)	Includes 6,000 shares held jointly with Mr. Boyle's spouse over which he shares voting and investment power. Mr. Boyle retired in October, 2001.
(8)	Includes 1,397 shares held jointly with Mr. Brown's spouse over which he shares voting and investment power.
(9)	Includes 1,000 shares held jointly with Mr. Clarke's spouse over which he shares voting and investment power.
(10)	Includes 3,000 shares owned by corporations over which Mr. Hackett has voting and investment power.
(11)	Includes 150 shares held jointly with Ms. McKenzie's spouse over which she shares voting and investment power.
(12)

Includes one share held by Mr. Young's spouse as custodian for his son over which Mr. Young disclaims beneficial ownership and 811 shares held by his spouse over which she has sole voting and investment power.

(13)

Dimensional Fund Advisors Inc. ("Dimensional") is a registered investment advisor and as such has sole voting power over all shares of Common Stock. Dimensional disclaims beneficial ownership of said securities.

(14)

AXA Financial, Inc. is an institutional investment manager filing pursuant to a joint filing agreement among: AXA; AXA Assurances I.A.R.D. Mutuelle; AXA Assurances Vie Mutuelle; AXA Conseil Vie Assurance Mutuelle; AXA Courtage Assurance Mutuelle; and, AXA Financial Inc.

(15)

AXA Financial, Inc. and AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, AXA Conseil Vie Assurance Mutuelle, AXA Courtage Assurance Mutuelle as a group, together with AXA, have sole voting power over 792,130 shares and sole dispositive power over 850,997 shares; shared voting power over 12,590 shares and shared dispositive power over 105,800 shares. Alliance Capital Management, L.P., a subsidiary of AXA Financial, Inc., has sole voting power over 705,030 shares. AXA Rosenberg (US), an AXA entity, has sole voting power over 87,100 shares.

AXA Rosenberg (US), holds 105,800 shares and Alliance Capital Management L.P., holds 850,997 shares for a total aggregate number of shares owned of 956,797 with sole power to dispose or direct the disposition of those shares on behalf of client discretionary investment advisory accounts.

REPORT OF THE AUDIT COMMITTEE

               The Audit Committee is composed of five independent directors and operates under a written charter adopted by the Board of Directors.

               The Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2001 with management and with our independent auditors, Arthur Andersen LLP.

               The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

               The Committee has received and reviewed the written disclosures and the letter from our independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and also have discussed with Arthur Andersen the issue of its independence from the Company.

               In accordance with its Charter, the Audit Committee Chair formally reviewed all 2001 Quarterly Reports on Form 10-Q with management and the independent auditors after completion of the auditors quarterly procedures in accordance with Statement on Auditing Standards No. 71.

               Based on the reviews and various discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

Audit Fees

               Aggregate fees billed by Arthur Andersen LLP for the annual audit and for the reviews of the quarterly financial statements totaled $283,392 during the year ended December 31, 2001.

Financial Information System Design and Implementation Fees

               No amounts were billed by Arthur Andersen LLP in year 2001 for financial information systems design and implementation services.

All Other Fees

               Aggregate fees billed by Arthur Andersen LLP for non-audit services rendered by them totaled $513,674 during the year ended December 31, 2001, including $241,714 related to Internal Audit services. The Audit Committee has considered the compatibility of the provision of non-audit services by Arthur Andersen LLP with maintaining auditor independence.

               In 2001, the Audit Committee selected PricewaterhouseCoopers to replace Arthur Andersen LLP as provider of internal audit services effective January 1, 2002.
AUDIT COMMITTEE MEMBERS:
Robert G. Clarke, Chair Robert L. Barnett Luther F. Hackett George MacKenzie, Jr. Herbert H. Tate

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

Compensation Philosophy

               The philosophy of the Compensation Committee (the "Committee"), with regard to executive compensation, is to maintain a total compensation pay package which, by virtue of its design and target levels, enables the Company to recruit the best talent for our jobs, to retain high performing employees by strongly rewarding exceptional performance, to encourage employees to develop their skills and abilities, and to encourage and support performance and decisions that strengthen the Company financially and strategically, including enhancing customer service. Executive officer compensation, including the compensation of the Chief Executive Officer ("CEO"), is comprised of a base salary, an annual Management Incentive Plan ("MIP"), and a Long-Term Incentive Plan ("LTIP"), as described below. The value of the LTIP is based on the value the Company delivers to shareholders over time. In year 2001, performance measures for the MIP were tied to the Company's annual fiscal year performance measured by cash flow from operating activities along with the functional performance of the Officer's areas of responsibility and their individual performance. In year 2002, the Committee has determined that the performance measures will be based on a three-part measure more particularly described under the heading 2002 Management Incentive Plan below. The base salary range is set based on benchmarking to other companies of our size; and, within a range, a specific officer's salary is set based on qualifications, experience, and proven performance.

Executive Officers' Base Annual Salary

               It is the policy of the Committee to establish salaries for the CEO and other executive utility officers within a range that surrounds the 50th percentile of salaries of similar positions in electric and gas utilities, adjusted to reflect the size of the Company as determined by revenues, and as reported in the annual Energy Services Executive Compensation Survey conducted by Towers Perrin. Executive officers in charge of unregulated subsidiaries are benchmarked to the 50th percentile of salaries for similar positions at general industry companies with similar revenues.

               Within this range, the salary is determined based on an evaluation of the individual's qualifications, experience, and performance. The CEO recommends to the Committee the base salary for those reporting to him.

Chief Executive Officer's Base Annual Salary

               The Committee determines the base salary of the CEO. Mr. Young's current salary is based upon a broad range of performance factors such as his level of experience in his position, overall Company performance, and executive team performance, compared to the 50th percentile of salaries for CEOs for electric and gas utilities the size of the Company.

2001 Management Incentive Plan

               The Company's executive officers participate in the Company's annual MIP. The purpose of the MIP is to focus the efforts of the executive team on the achievement of challenging and demanding performance objectives. When performance reaches or exceeds the specified annual performance objectives, an incentive payment is earned. A well-directed MIP, in conjunction with competitive salaries and benefits, provides a level of compensation which fully rewards the skills and efforts of the executives.

               Participants are designated annually by the Board of Directors. The level of potential payout for the MIP is based on benchmarking of the incentive levels for officers working for companies our size. In year 2001, the named executive officers in the Summary Compensation Table were eligible to participate in the MIP

               For the 2001 MIP, the performance measures are described below. Each measure is equally weighted, unless the officer is responsible for an unregulated part of the Company. In that case, cash flow from operating activities and individual performance each have a 10% weighting with the remaining 80% weight on business performance measures for their unregulated business.

Cash Flow From Operating Activities. A measure of overall corporate financial performance.

Corporate Balanced Business Performance Measures. Includes a balanced set of financial, customer, process improvement, and employee measures of corporate performance.

Business Unit/Team Balanced Business Performance Measures. Measures the performance of the officer's strategic business unit or team. Includes financial, customer, process improvement, and employee performance measures.

Individual Performance. Based on advice and recommendation from the CEO for officers reporting to him, the Compensation Committee evaluates individual officer performance compared to performance objectives set early in the year, and also evaluates the performance of the CEO versus his performance objectives.

               The target level of incentive award from the MIP is 50% of base salary for the President and CEO and Vice Presidents responsible for unregulated businesses; 30% for the Senior Vice Presidents; 25% for Vice Presidents; and 20% for Assistant Vice Presidents. The maximum payout is capped at 2 times target.

               The cash payouts for the 2000 MIP made on May 1, 2001 based on 2000 performance, and the cash payouts for the 2001 MIP made on February 28, 2002 based on 2001 performance are shown in the Summary Compensation Table.

Long-Term Incentive Plan

               The Company's Long-Term Incentive Plan (the "LTIP") for executive officers is designed to deliver one-half of the value of a participant's award in stock options and the remaining one-half in the form of restricted performance shares of Common Stock. The one-half paid in restricted shares of Common Stock is in the form of performance shares dependent upon reaching certain Total Shareholder Return ("TSR") performance targets in three years versus a national peer group of electric and combination utilities. The number of options and performance shares awarded to executive officers is determined utilizing comparisons to officers' long-term incentive values who work for companies our size in the electric and gas utility industry and in the general industry.

               The stock option portion of the LTIP award is based on the Stock Option Plan for Key Employees which was approved in year 2000 by the stockholders. Stock options are an important component in the Company's strategy for attracting and retaining executives of high caliber and helping to focus management attention on increasing stockholder value. Stock options are granted to executive officers annually upon the recommendation of the Committee. In year 2001, the named executive officers in the Summary Compensation Table, all received options. All awards are provided by means of non-qualified stock options which have an exercise price equal to 100% of the Fair Market Value of the Common Stock of the Company on the date of the grant. The Committee's policy is that the exercise price of stock options should not be amended after grant, except in the event of a stock dividend, stock split, or other change in corporate structure or capitalization affecting Common Stock.

               The other half of the executive officer LTIP is delivered in the form of restricted performance shares of Common Stock. In year 2001 (at the beginning of the three-year 2001-2003 performance cycle), there was a contingent grant of a fixed number shares of Common Stock. The number of shares payable at the end of the performance cycle (year 2001-2003) is dependent on how the Company's financial performance compares to a national peer group of electric and combination utilities. The financial performance is measured in terms of TSR for the three years, relative to the peer group. The number of shares granted at the end of the cycle ranges from 0 - 2 times the number of shares targeted in the beginning of the cycle, based on our relative TSR. Dividends payable with respect to restricted performance shares are reinvested into additional shares of restricted stock. Once the award is earned, shares become fully vested.

2002 Management Incentive Plan

               The Board of Directors adopted a revised annual Management Incentive Plan (the "2002 MIP") to be effective starting with the 2002 plan year (fiscal). The 2002 MIP has the same potential payouts for officers as the 2001 MIP. In the 2002 MIP, the Board replaced the Cash Flow From Operating Activities with a three-part measure of (1) consolidated Earnings Per Share; (2) documented recurring cost savings; and, (3) meeting a set of customer service quality standards. This three-part measure has a 40% weight for utility officers. The other three components (Corporate Balanced Business Performance, Business Unit/Team Balanced Business Performance, and Individual Performance) are equally weighted at 20% each. Officers in unregulated units have a 10% weighting for consolidated Earnings Per Share rather than the three-part measure with an 80% weight on their business unit performance and 10% weight on their individual performance.

Other Perquisites

               It is the policy of the Committee not to compensate executive officers through the use of perquisites. A car is provided to the CEO and periodic medical examinations for all executive officers are available. There are no other perquisites provided to any executive officer.

Other Compensation Committee Items

               The Company intends that compensation paid to its executive officers will be tax deductible. Section 162(m) of the Code, as amended, generally limits the Company's federal income tax deduction for compensation paid in any taxable year to any one of the five highest paid executive officers named in the Summary Compensation Table to $1 million. The limit does not apply to specified types of exempt compensation, including payments that are not included in the employee's gross income, payments made to or from a tax-qualified plan, and compensation that qualifies as qualified performance-based compensation. Under the tax law, the amount of a qualified performance-based award must be based entirely on an objective formula, without any subjective consideration of individual performance. The Committee has carefully considered the impact of this law. As the annual cash compensation of each of the Company's executive officers is below $1 million, the limitation imposed by Section 162(m) is not currently applicable. In addition, the stock options granted under the Company's stock option plans are designed to qualify as exempt qualified performance-based compensation.

               The Committee retains the services of an independent expert to advise it with respect to the extent to which its pay practices are consistent with prevailing industry standards. With the assistance of its advisor, it reviews its plans each year to assure that it competitively pays and rewards executives to act in the interests of the shareholders and our customers.
COMPENSATION COMMITTEE MEMBERS:
Timothy S. Cobb, Chair Frederic H. Bertrand William V. Boettcher Rhonda L. Brooks Mary Alice McKenzie Janice L. Scites

Five-Year Shareholder Return Comparison

               The SEC requires that the Company include in its proxy statement a line-graph presentation comparing cumulative, five-year shareholder returns on an indexed basis with the S&P 500 Stock Index and either a published industry or line-of-business index or an index of peer companies selected by the Company. The Board of Directors has selected for its peer group index a stock index compiled by the Edison Electric Institute ("EEI Index"), because it is the most comprehensive and representative inasmuch as it includes stock performance data for investor-owned electric utility companies.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
CENTRAL VERMONT, EEI INDEX, S&P 500

	1996	1997	1998	1999	2000	2001
CVPS EEI Index S&P 500	100.00 100.00 100.00	136.43 127.37 133.30	99.59 145.06 171.26	110.01 118.08 207.16	136.69 174.72 188.19	196.68 159.37 165.77

Assumes $100 Invested on December 31, 1996
*Total Return Assumes Quarterly Reinvestment of Dividends

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

               The Company has a Compensation Committee to approve compensation for the Company's executive officers. The Compensation Committee members are Messrs. Cobb, Bertrand, Boettcher, Ms. Brooks, Ms. McKenzie, and Ms. Scites. None of the Compensation Committee members are involved in a relationship requiring disclosure as an interlocking executive officer/director under Item 404 of Regulation S-K or as a former officer or employee of the Company. Mr. Young, who serves as President and Chief Executive Officer of the Company is not a member of the Compensation Committee and cannot vote on matters decided by that Committee. Mr. Young has participated in the discussions and decisions regarding salaries and incentive compensation for executive officers of the Company, except that Mr. Young has been excluded from discussions regarding his own salary and incentive compensation.

EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS

               The following table sets forth all cash compensation paid or to be paid by the Company and its subsidiaries, as well as the number of stock option and restricted stock awards earned during the last three fiscal years by the CEO, the four most highly compensated executive officers, and one additional individual not serving as an executive officer at the end of 2001, whose salary and bonus for services rendered to the Company and its subsidiaries in all capacities for year 2001 exceeded $100,000.

SUMMARY COMPENSATION TABLE
		Annual Compensation		Long Term Compensation
				Awards		Payouts
Name and Principal Position (1)	Year	Salary ($) (2)	Bonus ($) (3)	Restricted Stock Awards ($) (4) (5)	Securities Underlying Options/ SARs (#)	LTIP Payouts ($) (6)	All Other Compen- sation ($) (7)
Robert H. Young President and CEO	2001 2000 1999	328,339 303,852 266,000	86,130 239,250 48,498	0 43,207 0	26,200/0 30,300/0 31,860/0	212,893 0 0	7,788 9,678 7,394
James J. Moore, Jr. * President and CEO Catamount Energy Corporation (8)	2001 2000 1999	199,039 0 0	192,230 0 0	0 0 0	20,500/0 0 0	0 0 0	295 0 0
Kent R. Brown Senior Vice President, Engineering and Operations	2001 2000 1999	191,885 185,519 180,896	35,395 86,400 14,322	0 18,003 0	5,900/0 7,700/0 6,700/0	44,014 0 0	7,331 8,262 7,107
Craig A. Parenzan * Senior Vice President, Business Development	2001 2000 1999	175,573 0 0	157,879 0 0	19,781 0 0	13,800/0 0 0	0 0 0	390 0 0
Joseph M. Kraus ** Senior Vice President Customer Service, Secretary, and General Counsel	2001 2000 1999	162,615 143,615 137,572	60,236 72,000 17,976	0 14,294 0	5,900/0 7,700/0 5,000/0	32,013 0 0	20,415 7,131 8,318
Francis J. Boyle Senior Vice President, CFO, and Treasurer (9)	2001 2000 1999	204,149(10) 185,519 180,908	30,235 86,850 21,294	0 18,468 0	5,900/0 7,700/0 6,700/0	101,952 0 0	12,000 8,276 7,052

* Messrs. Moore and Parenzan were not named executive officers in 2000 and 1999.

** Mr. Kraus was not a named executive officer in 1999.
(1)	The principal positions listed were held as of December 31, 2001, except for Mr. Boyle who retired on October 26, 2001.
(2)

Includes compensation deferred at the election of named executive officers; and, includes for Mr. Young, director's retainers and fees paid by Vermont Electric Power Company, Inc. and compensation for services performed for Vermont Yankee Nuclear Power Corporation for which the Company was reimbursed.

(3)

Includes incentive awards earned in year 2001 and paid in year 2002 as follows for: Mr. Young: $86,130; Mr. Moore: $92,230; Mr. Brown: $35,395; Mr. Parenzan: $76,629; Mr. Kraus: $36,078; and, Mr. Boyle: $30,235. These incentives are paid by shareholders.

Mr. Kraus received an award of Common Stock and the valuation is calculated by using the Fair Market Value, the average of the high and low stock prices, of $16.105 on the date of the award.

Also includes incentive awards the Company paid in year 2001 and earned in 2000 as follows for: Mr. Young, $239,250; Mr. Boyle, $86,850; Mr. Brown, $86,400; and, Mr. Kraus, $72,000. These incentives are paid by shareholders.

For Messrs. Moore and Parenzan, includes a hiring and relocation bonus of $100,000 and $81,250, respectively.

Includes incentive awards from Catamount Energy Corporation as follows for: Mr. Young: 1999 - $14,130; Mr. Boyle: 1999 - $6,600; and, Mr. Kraus: 1999 - $6,600.

(4)

The Company has a long-term incentive plan that awards restricted performance stock subject to performance-based conditions described in the Long-Term Incentive Plan in the Compensation Committee Report. A valuation of the performance stock awards made for the Performance Cycle 2001 - 2003 could be calculated by multiplying the closing market price at year end of $16.70 by the number of restricted performance shares as reported in the Long-Term Incentive Plan Table.

(5)

The valuation of the restricted stock awarded as part of the 1999 MIP was calculated by multiplying the closing market price of $10.8125 for the Common Stock on the date of award (May 2, 2000) for Messrs. Young, Boyle, Brown, and Kraus. Shares awarded under the 1999 MIP under the Restricted Plan have a three-year cliff vesting schedule, elapsing May 2, 2003 with the exception of Mr. Boyle's restricted stock. In that instance, the restriction was lifted in October 2001 as part of Mr. Boyle's compensation arrangements. Mr. Parenzan's restricted stock award (with a three-year cliff vesting schedule) was part of an employment agreement and the value was calculated by using the closing market price of $13.1875 for the Company's stock on the date of award (January 23, 2001). The number of shares held may be found in the Stock Ownership of Directors, Nominees, Executive Officers, and Certain Beneficial Owners table, footnote two.

(6)

Payouts were made on January 14, 2002 under the Company's Long-Term Incentive Plan for the Performance Cycle 1999 - 2001. Valuation is based on the Fair Market Value, the average of the high and low, of the Common stock on the date of the award of $16.35.

(7)

The total amounts shown in this column for year 2001 are comprised as follows:

  Company matching contributions to the Employee Savings and Investment Plan (401(k)) includes for Mr. Young: $6,576; Mr. Brown: 6,657; Mr. Kraus: $6,088; and, Mr. Boyle: $6,800.
  Taxable term cost on executive split-dollar insurance (an insurance plan that gives both employer and employee an interest in the policy death benefit on the employee's life) includes for Mr. Young: $1,212; Mr. Moore: $295; Mr. Brown: $674; Mr. Parenzan: $390; Mr. Kraus: $312; and, Mr. Boyle: $585.
  Pay in lieu of taking vacation based on Company policy for employees who qualify includes for Mr. Kraus: $14,015 and Mr. Boyle: $4,615.

(8)	Catamount Energy Corporation is a subsidiary of Catamount Resources Corporation, a subsidiary of Central Vermont Public Service Corporation.
(9)	Mr. Boyle retired from the Company on October 26, 2001.
(10)

Mr. Boyle will receive twelve months of compensation fees at his current rate of pay ($200,000/year) paid on a monthly basis between October 2001 and October 2002 of which $39,487 was paid in year 2001.

Long-Term Incentive Plan ("LTIP") Awards Table

Long-Term Incentive Plans -- Awards In Last Fiscal Year
Estimated Future Payouts Under Non-Stock Price-Based Plans
Name	Number Of Units (#) (1)	Performance Or Other Period Until Maturation Or Payout	Threshold #	Target #	Maximum #
Robert H. Young James J. Moore, Jr. Craig A. Parenzan Kent R. Brown Joseph M. Kraus Francis J. Boyle (2)	10,900 5,500 2,400 2,400 2,400 2,400	12/31/2003 12/31/2003 12/31/2003 12/31/2003 12/31/2003 ---	0 0 0 0 0 ---	1x 1x 1x 1x 1x ---	2x 2x 2x 2x 2x ---
(1)

The units listed are based upon satisfying the Total Shareholder Return criteria as described in the Long-Term Incentive Plan in the Report of the Compensation Committee on Executive Compensation. The contingent grant of the units listed in this table are based upon satisfying the target level of performance. Maximum payout is twice the units listed in the table. Threshold performance warrants no payout.

(2)	Retired prior to completion of performance cycle.

STOCK OPTIONS

               The following table sets forth stock options granted to Central Vermont's current most highly compensated executive officers during year 2001 under the Company's 2000 Stock Option Plan for Key Employees. Under SEC regulations, companies are required to project an estimate of appreciation of the underlying shares of stock during the option term. The Company has chosen a binomial model approved by the SEC. However, the ultimate value will depend on the market value of Common Stock at a future date, which may or may not correspond to the projections below.

Option/Stock Appreciation Rights Grants Table
Option/SAR Grants in Last Fiscal Year Individual Grants
Name	Number of Securities Underlying Options/ SARs Granted (#) (1)	% of Total Options/ SARs Granted to Employees In Fiscal Year	Exercise Or Base Price ($/Sh)	Expiration Date	Grant Date Present Value($) (2)
Robert H. Young James J. Moore, Jr. Craig A. Parenzan Kent R. Brown Joseph M. Kraus Francis J. Boyle	26,200/0 20,500/0 13,800/0 5,900/0 5,900/0 5,900/0	27.1% 21.2 14.3 6.1 6.1 6.1	$16.105 16.105 16.105 16.105 16.105 16.105	5/02/2011 5/02/2011 5/02/2011 5/02/2011 5/02/2011 5/02/2011	$103,758 81,184 54,651 23,365 23,365 23,365
(1)

A total of 96,400 shares were awarded to all plan participants in year 2001 under the 2000 Stock Option Plan for Key Employees. Stock options are exercisable in whole or in part from the date of the grant for a period of ten years and one day.

(2)

Per a binomial model as certified by an independent consultant. The assumptions used for the Model are as follows: Volatility - 33.28% based on monthly stock prices for the period of April 30, 1998 to April 30, 2001; Risk-free rate of return - 5.75%; Dividend Yield - 7.42% over the period of April 30, 1998 to April 30, 2001; and, a ten-year exercise term.

Year-End Option Table

               The following table sets forth stock options exercised by the CEO and the other most highly compensated executive officers during year 2001, and the number and value of all unexercised options at year-end. The value of "in-the-money" options refers to options having an exercise price which is less than the market price of the Common Stock on December 31, 2001.

Aggregated Option/SAR Exercises in Last Fiscal Year(FY)
and Fiscal Year-End Option/SAR Values
(a)	(b)	(c)	(d)	(e)
Name	Shares Acquired On Exercise (#)	Value Realized ($) (1)	Number of Securities Underlying Unexercised Options At FY-End (#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options At FY-End ($) Exercisable/ Unexercisable (1)
Robert H. Young James J. Moore, Jr. Kent R. Brown Craig A. Parenzan Joseph M. Kraus Francis J. Boyle	0 0 0 0 0 45,300	0 0 0 0 0 197,377	211,360/0 20,500/0 52,800/0 13,800/0 44,150/0 5,900/0	764,277/0 14,760/0 221,490/0 9,936/0 155,585/0 4,248/0
(1)

The dollar values in columns (c) and (e) are calculated by determining the difference between the fair market value of the securities underlying the options and the exercise or base price of the options at exercise or fiscal year end, respectively.

               No SARs are granted by the Company under the 2000 Stock Option Plan for Key Employees.

Officers' Insurance and Supplemental Retirement Plan

               The Officers' Supplemental Retirement Plan (the "SERP") is designed to supplement the retirement benefits available through Central Vermont's Pension Plan to the Company's executive officers. The SERP is a part of the Company's overall strategy for attracting and maintaining top managerial talent.

               The Board of Directors approved a redesign of the Company's SERP commencing January 1, 1998 ("Redesigned SERP"). The Redesigned SERP directly coordinates the benefits of the SERP with the Pension Plan (i.e., the excess of target pension over basic pension equals supplemental pension). For the Redesigned SERP, the target pension is based on the same formula as the Pension Plan but also restores any amounts restricted by Internal Revenue Service limits under the Pension Plan. The Redesigned SERP also reflects any incentives from the MIP.

               When the Board of Directors adopted the Redesigned SERP commencing January 1, 1998, current executive officers at that time were grandfathered under the previous SERP provisions ("Grandfathered SERP"). The named executive officers in the Summary Compensation Table are covered under the Grandfathered SERP with the exception of Messrs. Moore and Parenzan and Mr. Boyle who retired from the Company in October, 2001. Under the Grandfathered SERP, each grandfathered executive officer is entitled to receive, upon retirement at age 65, fifteen annual payments in amounts equal to a specified percentage of the officer's final year's Base Salary (not including variable pay, options, or any other form of remuneration). The applicable percentages for the named executive officers in the Summary Compensation Table are as follows: Mr. Young, 44%; Messrs. Brown and Kraus, 33%. For grandfathered executive officers, a reduced benefit is available as early as age 55 with ten years of service. A death benefit of $100,000, grossed up for taxes, is also provided to vested retirees covered under the Grandfathered SERP. Grandfathered individuals may at their discretion participate in the Grandfathered SERP or the Redesigned SERP.

               Shown below is the estimated benefit payable under the Grandfathered SERP for the named executive officers in the Summary Compensation Table, assuming they were to retire at age 65, and based on assumed final base pay amounts:

Assumed Final Annual Base Pay $	33% $	44% $
160,000 180,000 200,000 220,000 240,000 260,000 280,000 300,000 320,000 340,000 360,000 380,000 400,000 440,000 460,000	52,800 59,400 66,000 72,600 79,200 85,800 92,400 99,000 105,000 112,200 118,800 125,400 132,000 145,200 151,800	70,400 79,200 88,000 96,800 105,600 114,400 123,200 132,000 140,800 149,600 158,400 167,200 176,000 193,600 202,400

Deferred and Long-Term Compensation

               Under the Deferred Compensation Plan for Officers and Directors of Central Vermont Public Service Corporation ("Deferred Plan"), effective January 1, 2002 each non-employee director and eligible executive officer may elect to defer all or a portion of their annual cash compensation. Non-employee directors may also elect to defer stock grants and gains from the exercise of expiring stock options. Eligible executive officers may also elect to defer their annual incentive pay, Performance Share Plan awards, and gains from the exercise of expiring stock options. Amounts credited accrue interest at a rate equal to the prime interest rate plus 1% or the rate of return on Company stock for the year, including dividends. Gains from exercised stock options deferred to the Deferred Plan will be credited with rate of return on Central Vermont stock for the year, including dividends. Eligible participants must make an annual irrevocable election to defer compensation that will be paid, earned, or awarded in the following year. Generally payments will be made in a lump sum or annual installments upon retirement, resignation or age specific designation by the participant. This is an unfunded, nonqualified, deferred compensation plan.

Pension Plan

               The Pension Plan of Central Vermont Public Service Corporation and Its Subsidiaries (the "Pension Plan") is a defined benefit plan which covers employees, including executive officers. The Company pays the full cost of the Pension Plan.

               The table below shows the annual amounts payable under the present provisions of the Pension Plan as amended through December 31, 2001, based on Final Average Earnings for various years of service, assuming the employee would retire at age 65 in 2002.
Assumed 5-Year Final Average Earnings	Years of Service
	15	20	25	30	35
$ 80,000 100,000 120,000 140,000 160,000 170,000 (1)	$17,894 23,144 28,394 33,644 38,894 41,519	$23,858 30,858 37,858 44,858 51,858 55,858	$29,823 38,573 47,323 56,073 64,823 69,198	$35,788 46,288 56,788 67,288 77,788 83,038	$37,788 48,788 59,788 70,788 81,788 87,288
(1)	Internal Revenue Code Section 401(a)(17) limits earnings used to calculate qualified plan benefits to $160,000 for 1997, 1998, and 1999; and, $170,000 for 2000 and 2001.

               Final Average Earnings is the highest five-year average of consecutive years' compensation over an employee's career with the Company. In 1998, compensation for this purpose was expanded to include base salary plus incentive awards from the Management Incentive Plans. Previously, compensation was defined as base salary only.

               The amounts above are payable for the life of the retiree only, and would be reduced on an actuarial basis if survivor options were chosen. In addition, no Social Security offset applies to amounts above.

               The credited years of service at December 31, 2001, under the Pension Plan for the named executive officers in the Summary Compensation Table were as follows: Mr. Young, 14.5 years; Mr. Brown, 5.3 years; and, Mr. Kraus, 20.4 years. Messrs. Moore and Parenzan are not yet eligible. Mr. Boyle was not employed by the Company as of December 31, 2001.

Contracts with Management

               The Company has entered into severance compensation agreements with Messrs. Young, Brown, and Kraus. The agreements were entered into on April 5, 2000 and continue in effect until the earlier of (i) the fifth anniversary of such date or (ii) the executive's normal retirement date under the Pension Plan. Commencing on the third anniversary of the date of the agreement, and on each anniversary thereafter, the term of the agreement is automatically extended, absent 60 days prior written notice by the Company, until the earlier of (x) three years from such renewal date or (y) the executive's normal retirement date. They provide that in the event of termination of employment, or a significant change in employment status as defined in the agreement, within three years following a Change-In-Control, Messrs. Young, Brown, and Kraus will receive 2.999 times their average annual compensation for the preceding five or fewer years of service and certain legal fees and expenses incurred as a result of termination of employment. Stock options exercised in the two years preceding a Change-In-Control are disregarded for the calculation of gross income to eliminate the potential or appearance of officers exercising options solely to inflate Change-In-Control benefits. There is a conditional gross-up for excise tax on the termination payments under Section 4999 of the Internal Revenue Code only in circumstances where the Change-In-Control benefits are over the Internal Revenue Code 280G limits by more than 10%. Officers also have the option to voluntarily terminate in the 30 day period commencing on the first anniversary of the Change-In-Control and receive Change-In-Control benefits capped at the Internal Revenue Code 280G limit.

               The provisions of the agreement do not apply if the executive officer retires, dies, is disabled, voluntarily resigns, or is dismissed for cause following a Change-In-Control (except for the voluntary termination clause described above). Non-qualified stock options and restricted stock not immediately exercisable will become exercisable in the event of a Change-In-Control.

               In exchange for agreeing to provide consulting services as requested by the Company for one year and refraining from working in competition with, or for a competitor of the Company for one year, the agreement permits continued participation in and retention of benefits under the Deferred Compensation Plan, Officers' Supplemental Retirement Plan, and health and disability plans. The extent of these provisions depends on an individual's participation, circumstances, age, and years of service, and is specified in each agreement and Plan.

               A Change-In-Control under the agreements is deemed to occur if: (1) any person, corporation, partnership, or group acquires 20% or more of the combined voting power of the Company's outstanding securities; (2) there is a change in the membership of the Board of Directors over a period of two consecutive years in which the members of the Board at the beginning of the period cease for any reason to be at least two-thirds of the Board at the end of the period provided (although this section does not apply, if the nomination of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period); (3) if a third party acquires ownership or voting power of 10% or more of the outstanding voting securities of the Company, and subsequently is a "public utility holding company" within the meaning of the Public Utility Holding Company Act of 1935, or the Company loses its exemption from or is required to register under that Act; (4) a reorganization, merger, or consolidation, other than a reorganization, merger, or consolidation following which the individuals and entities that were the beneficial owners of the outstanding voting securities of the Company immediately prior to such reorganization, merger, or consolidation, beneficially own, directly or indirectly, more than 60% of the outstanding voting securities of Central Vermont resulting from such reorganization, merger, or consolidation, in substantially the same proportions as their ownership immediately prior to such reorganization, merger, or consolidation; or (5) a complete liquidation or dissolution of the Company or sale or other disposition of one transaction or a series of related transactions of all or substantially all of the assets of the Company, as determined by the Board, other than a sale or other disposition to a company, which following such sale or other disposition, the individuals and entities that were the beneficial owners of the outstanding voting securities of Central Vermont immediately prior to such sale or other disposition, beneficially own, directly or indirectly, more than 60% of the outstanding voting securities of such company in substantially the same proportions as their ownership in the Company immediately prior to such sale or other disposition.

               Severance compensation agreements with Messrs. Moore and Parenzan were entered into on February 12, 2001 and February 1, 2001, respectively. Messrs. Moore and Parenzan's Change-In-Control benefits are the same as described above with the exception that they will receive two times their average annual compensation for the preceding five or fewer years of service and certain legal fees and expenses incurred as a result of termination of employment. In addition, Mr. Parenzan has a severance arrangement that covers termination without cause as follows: during the first two years, 2 times base salary; during the third year, 1.5 times base salary; after the third year, 75% of base salary.

               Mr. Boyle retired from the Company in October 2001 and will receive twelve months of compensation on a monthly basis, at his current rate of pay, pension benefits as described in the Pension Plan section above, Management Incentive Plan award as described in footnote 3 of the Summary Compensation Table, and the lifting of the vesting restriction on 1,708 shares of restricted stock received as part of the payout from the 1999 Management Incentive Plan.

INDEPENDENT PUBLIC ACCOUNTANTS

               The firm of Arthur Andersen LLP, independent public accountants, has audited the consolidated financial statements of CVPS for year 2001. They have served as the Company's independent public accountants since 1985. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting, to be available to respond to appropriate questions, and to have the opportunity to make a statement if they so desire.

2003 ANNUAL MEETING
DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

               A stockholder desiring to present a proposal at the Company's 2003 Annual Meeting of Stockholders and to have such proposal considered for inclusion in the proxy materials for such meeting should submit such proposal no later than November 29, 2002. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the SEC and will be omitted from or included in the proxy material at the discretion of the Board of Directors in accordance with such applicable laws and regulations. For any proposal that is not submitted for inclusion in next year's proxy statement (as defined in the preceding paragraph) but is instead sought to be presented directly at next year's annual meeting, SEC rules permit management to vote proxies in its discretion if (a) the Company receives notice of the proposal before the close of business on February 12, 2003 and advises stockholders in next year's proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) does not receive notice of the proposal prior to the close of business on February 12, 2003. Notices of intention to present proposals at the 2003 Annual Meeting should be addressed to the Secretary, Joseph M. Kraus.

OTHER MATTERS

               The only business to be presented to the meeting, by any persons, of which the Company is aware is that which is specified in said Notice of Meeting, and any action in connection with or for the purpose of effecting the same. If any other matters properly and legally come before the meeting, the persons named as Proxies will vote upon them in accordance with their best judgement. The Proxies have no knowledge of any such other matters which may be so presented for action at the meeting.
By Order of the Board of Directors ROBERT H. YOUNG President and Chief Executive Officer

It is hoped that all of the Common Stockholders will be represented in person or by proxy at the Annual Meeting. The Board of Directors earnestly urges that you VOTE, SIGN, AND DATE the enclosed proxy, whether or not you are able to attend the meeting in person. PROXIES SHOULD BE MAILED IN THE ADDRESSED RETURN ENVELOPE ENCLOSED FOR THAT PURPOSE IN ORDER TO REACH THE OFFICE OF THE COMPANY NOT LATER THAN MAY 7, 2002. The giving of such proxy will not affect your right to vote in person should it later be found convenient for you to attend. Any proxy given is revocable at any time prior to the voting of the share or shares represented thereby.

Schedule A

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
2002 LONG-TERM INCENTIVE PLAN

               1. Purpose. The purpose of the 2002 Long-Term Incentive Plan (the "2002 Plan") is to further and promote the interests of Central Vermont Public Service Corporation (the "Company"), its Subsidiaries and its shareholders by enabling the Company and its Subsidiaries to attract, retain and motivate executive officers, employees, and non-employee directors or those who will become executive officers, employees, or non-employee directors and to align the interests of those individuals and the Company's shareholders. To do this, the 2002 Plan offers performance-based incentive awards and equity-based opportunities providing such executive officers, employees, and non-employee directors with a proprietary interest in maximizing the growth, profitability and overall success of the Company and its Subsidiaries.

               2. Definitions. For purposes of the 2002 Plan, the following terms shall have the meanings set forth below:

               2.1. "Award" means an award or grant made to a Participant under Sections 6, 7, 8 and/or 9 of the 2002 Plan.

               2.2. "Award Agreement" means the agreement executed by a Participant pursuant to Sections 3.2 and 16.7 of the 2002 Plan in connection with the granting of an Award.

               2.3. "Board" means the Board of Directors of the Company, as constituted from time to time.

               2.4. "Code" means the Internal Revenue Code of 1986, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

               2.5. "Committee" means the compensation committee of the Board.

               2.6. "Common Stock" means the common stock, $6 par value, of the Company or any security of the Company issued by the Company in substitution or exchange therefor. In the event of a change in the Common Stock of the Company that is limited to a change in the designation thereof to "Capital Stock" or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be the Common Stock for purposes of the 2002 Plan.

               2.7. "Company" means Central Vermont Public Service Corporation, a Vermont Corporation, and its wholly-owned subsidiaries or any successor corporation to Central Vermont Public Service Corporation.

               2.8. "Exchange Act" means the Securities Exchange Act of 1934, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

               2.9. "Fair Market Value" of a share of Common Stock means on, or with respect to, any given date, the average of the high and low quoted selling prices for a share of Common Stock, as traded on the New York Stock Exchange ("NYSE") for such date or, if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded. If at any time the Common Stock is not traded on such exchange, the Fair Market Value of a share of the Common Stock shall be determined in good faith by the Committee.

               2.10. "Participant" means any individual who is selected from time to time under Section 5 to receive an Award under the 2002 Plan.

               2.11. "Performance Units" means the units granted under Section 9 of the 2002 Plan and the relevant Award Agreement.

               2.12. "2002 Plan" means the Central Vermont Public Service Corporation 2002 Long-Term Incentive Plan, as set forth herein and as in effect and as amended from time to time (together with any rules and regulations promulgated by the Committee with respect thereto).

               2.13. "Restricted Shares" means the shares of Common Stock granted pursuant to the provisions of Section 8 of the 2002 Plan and the relevant Award Agreement.

               2.14. "Retirement" means attaining the retirement age as defined in the Pension Plan of Central Vermont Public Service Corporation and its Subsidiaries for employees and attainment of the age of 70 for members of the Board as defined in the By-Laws of the Company.

               2.15. "Stock Appreciation Right" means an Award described in Section 7.2 of the 2002 Plan and granted pursuant to the provisions of Section 7 of the 2002 Plan and the relevant Award Agreement.

               2.16. "Stock Option" means any stock option granted pursuant to the provisions of Section 6 of the 2002 Plan and the relevant Award Agreement. Stock Options granted under the 2002 Plan are not intended to qualify as "Incentive Stock Options" under Section 422 of the Code.

               2.17. "Subsidiary(ies)" means any corporation (other than the Company) in an unbroken chain of corporations, including and beginning with the Company, if each of such corporations, other than the last corporation in the unbroken chain, owns, directly or indirectly, more than fifty percent (50%) of the voting stock in one of the other corporations in such chain.

               3. Administration.

               3.1. The Committee. The 2002 Plan shall be administered by the Committee.

               3.2. Plan Administration and Plan Rules. The Committee is authorized to construe and interpret the 2002 Plan and to promulgate, amend and rescind rules and regulations relating to the implementation, administration and maintenance of the 2002 Plan. Subject to the terms and conditions of the 2002 Plan, the Committee shall make all determinations necessary or advisable for the implementation, administration and maintenance of the 2002 Plan including, without limitation, (a) selecting the 2002 Plan's Participants, (b) making Awards in such amounts and form as the Committee shall determine, (c) imposing such restrictions, terms, and conditions upon such Awards as the Committee shall deem appropriate, and (d) correcting any technical defect(s) or technical omission(s) or reconciling any technical inconsistency(ies) in the 2002 Plan and/or any Award Agreement. The Committee may designate persons other than members of the Committee to carry out the day-to-day ministerial administration of the 2002 Plan under such conditions and limitations as it may prescribe, except that the Committee shall not delegate its authority with regard to selecting Participants and/or granting any Awards to Participants. The Committee's determinations under the 2002 Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration, implementation or maintenance of the 2002 Plan shall be final, conclusive and binding upon all Participants and any person(s) claiming under or through any Participants. The Company shall effect the granting of Awards under the 2002 Plan, in accordance with the determinations made by the Committee, by execution of written agreements and/or other instruments in such form as is approved by the Committee.

               3.3. Liability Limitation. Neither the Board nor the Committee, nor any member of either, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the 2002 Plan (or any Award Agreement), and the members of the Board and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage which may be in effect from time to time.

               4. Term of Plan/Common Stock Subject to Plan.

               4.1. Term. The 2002 Plan shall terminate on May 8, 2012 and after such date no further Awards shall be granted under the 2002 Plan but Awards theretofore granted may extend beyond such date.

               4.2. Common Stock. The maximum number of shares of Common Stock in respect of which Awards may be granted or paid out under the 2002 Plan, subject to adjustment as provided in Section 13.2 of the 2002 Plan, shall not exceed 350,000 shares. Common Stock which may be issued under the 2002 Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company (in the open-market or in private transactions) and which are being held as treasury shares. No fractional shares of Common Stock shall be issued under the 2002 Plan.

               4.3. Computation of Available Shares. For the purpose of computing the total number of shares of Common Stock available for Awards under the 2002 Plan, there shall be counted against the limitations set forth in Section 4.2 of the 2002 Plan the maximum number of shares of Common Stock potentially subject to issuance upon exercise or settlement of Awards granted under Sections 6 and 7 of the 2002 Plan, the number of shares of Common Stock issued under grants of Restricted Shares pursuant to Section 8 of the 2002 Plan and the maximum number of shares of Common Stock potentially issuable under grants or payments of Performance Units pursuant to Section 9 of the 2002 Plan, in each case determined as of the date on which such Awards are granted. If any Awards expire unexercised or are forfeited, surrendered, cancelled, terminated or settled in cash in lieu of Common Stock, the shares of Common Stock which were theretofore subject (or potentially subject) to such Awards shall again be available for Awards under the 2002 Plan to the extent of such expiration, forfeiture, surrender, cancellation, termination or settlement of such Awards.

               For purposes of determining the maximum number of shares of Common Stock available for Awards under the 2002 Plan, if the exercise price of any Stock Option granted under the 2002 Plan is satisfied by tendering shares of Common Stock to the Company (by either actual delivery or by attestation), only the number of shares of Common Stock issued net of the shares of Common Stock tendered shall be deemed to be delivered for purposes of determining the maximum number of shares of Common Stock available for Awards under the 2002 Plan.

               To the extent any shares of Common Stock subject to an Award are surrendered to the Company in order to satisfy any applicable tax withholding obligation required pursuant to Section 16.1, such shares shall again be available for Awards.

               5. Eligibility. Individuals eligible for Awards under the 2002 Plan shall consist of non-employee directors, executive officers, and employees or those who will become non-employee directors or executive officers or employees of the Company and/or its Subsidiaries and whose performance or contribution, in the sole discretion of the Committee, benefits or will benefit the Company or any Subsidiary. An Award may be granted to an executive officer, employee, or non-employee director prior to the date the executive officer or employee is hired or first performs services for the Company or any Subsidiary, or the non-employee director is elected or appointed to the Board, provided, however, that such Award shall not become exercisable and/or vested prior to the date the executive officer or employee first performs such services or the non-employee director is elected or appointed.

               6. Stock Options.

               6.1. Terms and Conditions. Stock options granted under the 2002 Plan shall be in respect of Common Stock and shall not constitute "Incentive Stock Options" pursuant to Code Section 422. Such Stock Options shall be subject to the terms and conditions set forth in this Section 6 and any additional terms and conditions, not inconsistent with the express terms and provisions of the 2002 Plan, as the Committee shall set forth in the relevant Award Agreement.

               6.2. Grant. Stock Options may be granted under the 2002 Plan in such form as the Committee may from time to time approve. Stock Options may be granted alone or in addition to other Awards under the 2002 Plan or in tandem with Stock Appreciation Rights.

               6.3. Exercise Price. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee, including, without limitation, a determination based on a formula determined by the Committee, but may not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date immediately preceding the date on which the Stock Option is granted.

               No Stock Option shall provide by its terms for the resetting of its exercise price or for its cancellation and re-issuance, in whole or in part; provided that the foregoing shall not limit the authority of the Committee to grant additional Stock Options hereunder.

               6.4. Term. The term of each Stock Option shall be such period of time as is fixed by the Committee.

               6.5. Method of Exercise. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Secretary of the Company, or the Secretary's designee, specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the exercise price (a) in cash, by certified check, bank draft, or money order payable to the order of the Company, (b) if permitted by the Committee (in its sole discretion), by delivery of shares of Common Stock already owned by the Participant for at least six (6) months, or (c) in some other form of payment acceptable to the Committee. Payment instruments shall be received by the Company subject to collection. The proceeds received by the Company upon exercise of any Stock Option may be used by the Company for general corporate purposes. Any portion of a Stock Option that is exercised may not be exercised again.

               6.6. Exercisability. Any Stock Option granted under the 2002 Plan shall become exercisable on such date or dates as determined by the Committee (in its sole discretion) at any time and from time to time in respect of such Stock Option.

               6.7. Tandem Grants. If Stock Options and Stock Appreciation Rights are granted in tandem, as designated in the relevant Award Agreement, the right of any Participant to exercise any such tandem Stock Option shall terminate to the extent such Participant exercises the Stock Appreciation Right to which such Stock Option is related.

               7. Stock Appreciation Rights.

               7.1. Terms and Conditions. The grant of Stock Appreciation Rights under the 2002 Plan shall be subject to the terms and conditions set forth in this Section 7 and any additional terms and conditions, not inconsistent with the express terms and provisions of the 2002 Plan, as the Committee shall set forth in the relevant Award Agreement.

               7.2. Stock Appreciation Rights. A Stock Appreciation Right is an Award granted with respect to a specified number of shares of Common Stock entitling a Participant to receive an amount equal to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, multiplied by the number of shares of Common Stock with respect to which the Stock Appreciation Right shall have been exercised.

               7.3. Grant. A Stock Appreciation Right may be granted in addition to any other Award under the 2002 Plan, in tandem with or independent of a Stock Option.

               7.4. Date of Exercisability. In respect of any Stock Appreciation Right granted under the 2002 Plan, unless otherwise (a) determined by the Committee (in its sole discretion) at any time and from time to time in respect of any such Stock Appreciation Right, or (b) provided in an Award Agreement, a Stock Appreciation Right may be exercised by a Participant, in accordance with and subject to all of the procedures established by the Committee, in whole or in part at any time and from time to time during its specified term. Notwithstanding the preceding sentence, in no event shall a Stock Appreciation Right be exercisable prior to the exercisability of any Stock Option with which it is granted in tandem. The Committee may also provide, as set forth in the relevant Award Agreement and without limitation, that some Stock Appreciation Rights shall be automatically exercised and settled on one or more fixed dates specified therein by the Committee.

               7.5. Form of Payment. Upon exercise of a Stock Appreciation Right, payment may be made in cash, in Restricted Shares or in shares of unrestricted Common Stock, or in any combination thereof, as the Committee, in its sole discretion, shall determine and provide in the relevant Award Agreement.

               7.6. Tandem Grant. The right of a Participant to exercise a tandem Stock Appreciation Right shall terminate to the extent such Participant exercises the Stock Option to which such Stock Appreciation Right is related.

               8. Restricted Shares.

               8.1. Terms and Conditions. Grants of Restricted Shares shall be subject to the terms and conditions set forth in this Section 8 and any additional terms and conditions, not inconsistent with the express terms and provisions of the 2002 Plan, as the Committee shall set forth in the relevant Award Agreement.

               Nothing in this 2002 Plan shall require that Restricted Shares be subject to any conditions and nothing herein shall limit or restrict the Committee's ability to grant fully vested and nonforfeitable Restricted Shares. Restricted Shares may be granted alone or in addition to any other Awards under the 2002 Plan. Subject to the terms of the 2002 Plan, the Committee shall determine the number of Restricted Shares to be granted to a Participant and the Committee may provide or impose different terms and conditions on any particular Restricted Share grant made to any Participant. With respect to each Participant receiving an Award of Restricted Shares, there shall be issued a stock certificate (or certificates) in respect of such Restricted Shares. Except as otherwise provided in this Section 8.1, such stock certificate(s) shall be registered in the name of such Participant, shall be accompanied by a stock power duly executed by such Participant, and shall bear, among other required legends, the following legend:

"THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF COMMON STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING, WITHOUT LIMITATION, FORFEITURE EVENTS) CONTAINED IN THE CENTRAL VERMONT PUBLIC SERVICE CORPORATION 2002 LONG-TERM INCENTIVE PLAN AND AN AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER HEREOF AND THE CENTRAL VERMONT PUBLIC SERVICE CORPORATION."

               Such stock certificate evidencing such shares shall in the sole discretion of the Committee, be deposited with and held in custody by the Company until the restrictions thereon shall have lapsed and all of the terms and conditions applicable to such grant shall have been satisfied. Restricted Shares that are granted fully vested and nonforfeitable shall not contain the legend provided above.

               8.2. Restricted Share Grants. A grant of Restricted Shares is an Award of shares of Common Stock granted to a Participant, subject to such restrictions, terms and conditions, if any, as the Committee deems appropriate, including, without limitation, (a) restrictions on the sale, assignment, transfer, hypothecation or other disposition of such shares, (b) the requirement that the Participant deposit such shares with the Company while such shares are subject to such restrictions, and (c) the requirement that such shares be forfeited upon termination of employment for specified reasons within a specified period of time or for other reasons (including, without limitation, the failure to achieve designated performance goals).

               8.3. Restriction Period. In accordance with Sections 8.1 and 8.2 of the 2002 Plan and unless otherwise determined by the Committee (in its sole discretion) at any time and from time to time, Restricted Shares shall only become unrestricted and vested in the Participant in accordance with such vesting schedule relating to such Restricted Shares, if any, as the Committee may establish in the relevant Award Agreement (the "Restriction Period"). During the Restriction Period, if any, such stock shall be and remain unvested and a Participant may not sell, assign, transfer, pledge, encumber or otherwise dispose of or hypothecate such Award. Upon satisfaction of the vesting schedule and any other applicable restrictions, terms and conditions, if any, the Participant shall be entitled to receive payment of the Restricted Shares or a portion thereof, as the case may be, as provided in Section 8.4 of the 2002 Plan.

               8.4. Payment of Restricted Share Grants. After the satisfaction and/or lapse of the restrictions, terms and conditions established by the Committee in respect of a grant of Restricted Shares, or upon the grant of the Restricted Shares, if such Restricted Shares are fully vested and nonforfeitable, a new certificate, without the legend set forth in Section 8.1 of the 2002 Plan, for the number of shares of Common Stock which are no longer subject to such restrictions, terms and conditions shall, as soon as practicable thereafter, be delivered to the Participant.

               8.5. Shareholder Rights. A Participant shall have, with respect to the shares of Common Stock underlying a grant of Restricted Shares, all of the rights of a shareholder of such stock (except as such rights are limited or restricted under the 2002 Plan or in the relevant Award Agreement). Any stock dividends paid in respect of unvested Restricted Shares shall be treated as additional Restricted Shares and shall be subject to the same restrictions and other terms and conditions that apply to the unvested Restricted Shares in respect of which such stock dividends are issued.

               9. Performance Units.

               9.1. Terms and Conditions. Performance Units shall be subject to the terms and conditions set forth in this Section 9 and any additional terms and conditions, not inconsistent with the express provisions of the 2002 Plan, as the Committee shall set forth in the relevant Award Agreement.

               9.2. Performance Unit Grants. A Performance Unit is an Award of units (with each unit representing such monetary amount or such amount represented in shares of Common Stock as is designated by the Committee in the Award Agreement) granted to a Participant, subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit such units (or a portion thereof) in the event certain performance criteria or other conditions are not met within a designated period of time.

               9.3. Grants. Performance Units may be granted alone or in addition to any other Awards under the 2002 Plan. Subject to the terms of the 2002 Plan, the Committee shall determine the number of Performance Units to be granted to a Participant and the Committee may impose different terms and conditions on any Performance Units granted to any Participant.

               9.4. Performance Goals and Performance Periods. Participants receiving a grant of Performance Units shall only earn into and be entitled to payment in respect of such Awards if the Company and/or the Participant achieves certain performance goals during and in respect of a designated performance period (the "Performance Period"). The performance goals and the Performance Period shall be established by the Committee, in its sole discretion. The Committee shall establish performance goals for each Performance Period prior to, or as soon as practicable after, the commencement of such Performance Period, which shall be based on any of the following performance measures, either alone or in any combination, on either a consolidated or business unit or divisional level, and which may include or exclude discontinued operations and acquisition expenses, as the Committee may determine: level of sales, earnings per share, income before income taxes and cumulative effect of accounting changes, income before cumulative effect of accounting changes, net income, earnings before interest and taxes, return on assets, return on equity, return on capital employed, total stockholder return, market valuation, cash flow, completion of acquisitions, comparisons to peer companies, individual or aggregate Participant performance, operating and maintenance expense, customer satisfaction, safety goals (which may be adjusted for abnormal weather or other objective measures as approved by the Committee before the beginning of a Performance Period) and net worth (the "Performance Goals"). The Committee shall also establish a schedule or schedules for Performance Units setting forth the portion of the Award which will be earned or forfeited based on the degree of achievement, or lack thereof, of the Performance Goals at the end of the relevant Performance Period. Such performance measures shall be defined as to their respective components and meaning by the Committee. During any Performance Period, the Committee shall have the authority to adjust the Performance Goals and/or the Performance Period in such manner as the Committee, in its sole discretion, deems appropriate at any time and from time to time; provided, however, that in the case of Performance Units intended to be "qualified performance-based compensation" within the meaning of Section 162(m) of the Code, no such adjustment shall result in an increase of the amount of compensation payable that would otherwise be due upon attainment of the Performance Goal.

               9.5. Payment of Units. With respect to each Performance Unit, the Participant shall, if the applicable Performance Goals have been achieved, or partially achieved, as determined by the Committee in its sole discretion, during the relevant Performance Period, be entitled to receive payment in an amount equal to the designated value of each Performance Unit times the number of such units so earned. Payment in settlement of earned Performance Units shall be made as soon as practicable following the conclusion of the respective Performance Period (and any additional vesting period provided in the relevant Award Agreement) in cash, in unrestricted Common Stock, in Restricted Shares, or in any combination thereof, as the Committee, in its sole discretion, shall determine and provide in the relevant Award Agreement.

               9.6. Performance-Based Awards. Performance Units, Restricted Shares, and other Awards subject to performance criteria that are intended to be "qualified performance-based compensation" within the meaning of Section 162(m) of the Code shall be paid solely on account of the attainment of one or more pre-established, objective performance goals within the meaning of Section 162(m) and the regulations thereunder, which performance goals shall include the Performance Goals. The payout of any such Award in the case of Performance Units intended to be "qualified performance-based compensation" within the meaning of Section 162(m) of the Code may be reduced, but not increased, based on the degree of attainment of other performance criteria or otherwise at the discretion of the Committee.

               10. Deferral.

               10.1. Deferrals. The Committee may, pursuant to any plan of the Company or any Subsidiary allowing the deferral of compensation, permit a Participant to elect to defer receipt of any payment of cash or any delivery of shares of Common Stock that would otherwise be due to such Participant by virtue of the exercise, earn out or settlement of any Award made under the 2002 Plan. If any such election is permitted, the Committee shall establish rules and procedures for such deferrals.

               11. Maximum Yearly Awards. The maximum amounts of shares of Common Stock available for Awards under this Section 11 are subject to adjustment under Section 13 and are subject to the 2002 Plan maximum under Section 4.2.

               11.1. Performance Units. No individual Participant may receive in any calendar year Awards of Performance Units exceeding 50,000 shares of Common Stock or the then equivalent Fair Market Value of such shares on the grant date(s).

               11.2. Stock Options and Stock Appreciation Rights. No individual Participant may receive in any calendar year Awards of Stock Options or Stock Appreciation Rights covering in excess of 100,000 shares of Common Stock.

               11.3. Restricted Shares. No individual Participant may receive in any calendar year Awards of Restricted Shares exceeding 70,000 shares of Common Stock.

               12. Non-transferability of Awards. Unless otherwise provided in an Award Agreement, no Award granted pursuant to the 2002 Plan, and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged, or otherwise hypothecated or disposed of by a Participant or any beneficiary(ies) of any Participant, except by testamentary disposition by the Participant or the laws of intestate succession. No such interest shall be subject to execution, attachment or similar legal process, including, without limitation, seizure for the payment of the Participant's debts, judgments, alimony, or separate maintenance. Unless otherwise provided in an Award Agreement, during the lifetime of a Participant, Stock Options and Stock Appreciation Rights are exercisable only by the Participant.

               13. Changes in Capitalization and Other Matters.

               13.1. No Corporate Action Restriction. The existence of the 2002 Plan, any Award Agreement and/or any Award granted pursuant to the 2002 Plan shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Company's or any Subsidiary's capital structure or its business, (b) any merger, consolidation or change in the ownership of the Company or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Company's or any Subsidiary's capital stock or the rights thereof, (d) any dissolution or liquidation of the Company or any Subsidiary, (e) any sale or transfer of all or any part of the Company's or any Subsidiary's assets or business, or (f) any other corporate act or proceeding by the Company or any Subsidiary. No Participant, beneficiary or any other person shall have any claim against any member of the Board or the Committee, the Company or any Subsidiary, or any employees, officers, shareholders or agents of the Company or any Subsidiary, as a result of any such action.

               13.2. Recapitalization Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, Change-In-Control or exchange of Common Stock or other securities of the Company, or other corporate transaction or event affects the Common Stock such that an adjustment is determined by the Committee, in its sole discretion, to be necessary or appropriate in order to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the 2002 Plan, the Committee may, in such manner as it in good faith deems equitable, adjust any or all of (i) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted pursuant to Section 4.2, (ii) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the maximum yearly Awards any Participant may receive pursuant to Section 11, and (iv) the exercise price with respect to any Stock Option, or cancel any or all Awards and make provision for an immediate cash payment of an amount determined by the Committee to the holder of such Award(s) in consideration for the cancellation of such Award(s).

               13.3. Mergers. If the Company enters into or is involved in any merger, recapitalization, reorganization, Change-In-Control (as described in Section 14) or other business combination with any person or entity (a "Merger Event"), the Committee may, prior to such Merger Event and effective upon such Merger Event, take such action as it deems appropriate with respect to any outstanding Awards, including, but not limited to, (i) replacing Stock Options and/or Stock Appreciation Rights with substitute stock options and/or stock appreciation rights in respect of the shares other securities or other property of the surviving corporation or any affiliate of the surviving corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected Stock Options, and/or Stock Appreciation Rights as of the date of the consummation of the Merger Event or (ii) replacing Performance Units with other comparable awards covering shares, other securities, other property or cash of the surviving corporation or any affiliate of the surviving corporation. Notwithstanding anything to the contrary in the 2002 Plan, if any Merger Event or Change-In-Control occurs, the Company shall have the right, but not the obligation, to (i) cancel each Participant's Stock Options and/or Stock Appreciation Rights and to pay to each affected Participant in connection with the cancellation of such Participant's Stock Options and/or Stock Appreciation Rights, an amount equal to the excess of the value, as determined by the Committee, of the Common Stock underlying any unexercised Stock Options or Stock Appreciation Rights (whether then exercisable or not) over the aggregate exercise price of such unexercised Stock Options and/or Stock Appreciation Rights and/or (ii) cancel each Participant's Performance Units. and to pay each affected Participant in connection with the cancellation of such Participant's Performance Units, an amount equal to the value, as determined by the Committee, of such Performance Units. In the event of any Merger Event, Restricted Shares shall be treated in the same manner as the Company's outstanding Common Stock, except that they may still be subject to any applicable vesting or other restrictions and/or terms.

               Upon receipt by any affected Participant of any such substitute stock options, stock appreciation rights or performance units (or payment) as a result of any Merger Event, such Participant's affected Stock Options, Stock Appreciation Rights and/or Performance Units for which such substitute options, stock appreciation rights and/or performance units (or payment) were received shall be thereupon cancelled without the need for obtaining the consent of any such affected Participant.

               14. Change-In-Control.

               14.1. Acceleration of Unvested Awards. Notwithstanding any provision in the 2002 Plan to the contrary, if a Change-In-Control of the Company occurs (a) all Stock Options and/or Stock Appreciation Rights then unexercised and outstanding shall become fully vested and exercisable as of the date of the Change-In-Control, (b) all restrictions, terms and conditions applicable to all Restricted Shares then outstanding shall be deemed lapsed and satisfied as of the date of the Change-In-Control, and (c) the Performance Period shall be deemed completed, all Performance Goals shall be deemed attained at target levels and all Performance Units shall be deemed to have been fully earned as of the date of the Change-In-Control. The immediately preceding sentence shall apply to only those Participants who are employed by the Company and/or one of its Subsidiaries as of the date of the Change-In-Control.

               14.2. Change-In-Control. For the purpose of this 2002 Plan, a "Change-In-Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

               14.2.1. The acquisition, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities by any third person including a "Group" as that term is used in Section 13 (d)(3) of the Exchange Act; or

               14.2.2. A change in the membership of the Board over a period of two consecutive years in which the members of the Board at the beginning of the period cease for any reason to be at least two-thirds of the Board at the end of the period; provided, however, that this section does not apply if the nomination of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or

               14.2.3. The acquisition by a third person either directly or indirectly, of the right to own, control or hold with power to vote 10% or more of the outstanding voting securities of the Company, if immediately subsequent to the acquisition of the Company's voting securities by such third person: (a) such third person shall be a "public utility holding company" within the meaning of the Public Utility Holding Company Act of 1935 (the "1935 Act"), whether or not exempt from registration thereunder, or (b) the Company shall be in danger of losing its exemption under the 1935 Act or shall otherwise be required to register under the 1935 Act; or

               14.2.4. The consummation of a reorganization, merger or consolidation, other than a reorganization, merger or consolidation following which the individuals and entities that were the beneficial owners of the outstanding voting securities of the Company immediately prior to such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 60 percent of the outstanding voting shares of the surviving corporation, in substantially the same proportions as their ownership immediately prior to such reorganization, merger or consolidation; or

               14.2.5. The consummation of (a) a complete liquidation or dissolution of the Company or (b) the sale or other disposition in one transaction or series of related transactions of all or substantially all the assets of the Company, as determined by the Board, other than a sale or other disposition to a company, where, following such sale or other disposition, the individuals and entities that were the beneficial owners of the outstanding voting securities of the Company immediately prior to such sale or other disposition, beneficially own, directly or indirectly, more than 60 percent of the outstanding voting securities of the acquiring or resulting company in substantially the same proportions as their ownership in the Company, immediately prior to such sale or other disposition.

               15. Amendment, Suspension and Termination.

               15.1. In General. The Board may suspend or terminate the 2002 Plan (or any portion thereof) at any time and may amend the 2002 Plan at any time and from time to time in such respects as the Board may deem advisable to insure that any and all Awards conform to or otherwise reflect any change in applicable laws or regulations, or to permit the Company or the Participants to benefit from any change in applicable laws or regulations, or in any other respect the Board may deem to be in the best interests of the Company or any Subsidiary. No such amendment, suspension or termination shall (a) materially adversely affect the rights of any Participant under any outstanding Stock Options, Stock Appreciation Rights, Performance Units, or Restricted Shares, without the consent of such Participant, (b) increase the number of shares of Common Stock available for Awards pursuant to Section 4.2 without shareholder approval, or (c) increase the maximum number of shares of Common Stock that any individual Participant may receive subject to any Stock Options, Stock Appreciation Rights, Restricted Shares or Performance Units pursuant to Section 11, without shareholder approval.

               15.2. Award Agreement Modifications. The Committee may (in its sole discretion) amend or modify at any time and from time to time the terms and provisions of any outstanding Stock Options, Stock Appreciation Rights, Performance Units, or Restricted Shares in any manner to the extent that the Committee under the 2002 Plan or any Award Agreement could have initially determined the restrictions, terms and provisions of such Stock Options, Stock Appreciation Rights, Performance Units or Restricted Shares, including, without limitation, changing or accelerating (a) the date or dates as of which Stock Options or Stock Appreciation Rights shall become exercisable, (b) the date or dates as of which Restricted Shares shall become vested, or (c) the Performance Period or Performance Goals in respect of any Performance Units provided, however, that in the case of Performance Units or Restricted Shares intended to be "qualified performance-based compensation" within the meaning of Section 162(m) of the Code, no such amendment or modification shall result in an increase of the amount of compensation payable that would otherwise be due upon attainment of the Performance Goal.

               No such amendment or modification shall, however, materially adversely affect the rights of any Participant under any such Award without the consent of such Participant.

               16. Miscellaneous.

               16.1. Tax Withholding. The Company shall have the right to deduct from any payment or settlement under the 2002 Plan, including, without limitation, the exercise of any Stock Option or Stock Appreciation Right, or the delivery, transfer or vesting of any Common Stock or Restricted Shares, any federal, state, local or other taxes of any kind which the Committee, in its sole discretion, deems necessary to be withheld to comply with the Code and/or any other applicable law, rule or regulation. Shares of Common Stock may be used to satisfy any such tax withholding. Such Common Stock shall be valued based on the Fair Market Value of such stock as of the date the tax withholding is required to be made, such date to be determined by the Committee. In addition, the Company shall have the right to require payment from a Participant to cover any applicable withholding or other employment taxes due upon any payment or settlement under the 2002 Plan.

               16.2. No Right to Employment. Neither the adoption of the 2002 Plan, the granting of any Award, nor the execution of any Award Agreement, shall confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, as the case may be, nor shall it interfere in any way with the right, if any, of the Company or any Subsidiary to terminate the employment of any employee at any time for any reason.

               16.3. Unfunded Plan. The 2002 Plan shall be unfunded and the Company shall not be required to segregate any assets in connection with any Awards under the 2002 Plan. Any liability of the Company to any person with respect to any Award under the 2002 Plan or any Award Agreement shall be based solely upon the contractual obligations that may be created as a result of the 2002 Plan or any such award or agreement. No such obligation of the Company shall be deemed to be secured by any pledge of, encumbrance on, or other interest in, any property or asset of the Company or any Subsidiary. Nothing contained in the 2002 Plan or any Award Agreement shall be construed as creating in respect of any Participant (or beneficiary thereof or any other person) any equity or other interest of any kind in any assets of the Company or any Subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between the Company, any Subsidiary and/or any such Participant, any beneficiary thereof or any other person.

               16.4. Payments to a Trust. The Committee is authorized to cause to be established a trust agreement or several trust agreements or similar arrangements from which the Committee may make payments of amounts due or to become due to any Participants under the 2002 Plan.

               16.5. Other Company Benefit and Compensation Programs. Payments and other benefits received by a Participant under an Award made pursuant to the 2002 Plan shall not be deemed a part of a Participant's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company or any Subsidiary unless expressly provided in such other plans or arrangements, or except where the Committee expressly determines in writing that inclusion of an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive annual base salary or other cash compensation. Awards under the 2002 Plan may be made in addition to, in combination with, or as alternatives to, grants, awards or payments under any other plans or arrangements of the Company or its Subsidiaries. The existence of the 2002 Plan notwithstanding, the Company or any Subsidiary may adopt such other compensation plans or programs and additional compensation arrangements as it deems necessary to attract, retain and motivate employees.

               16.6. Listing, Registration, and Other Legal Compliance. No Awards or shares of the Common Stock shall be required to be issued or granted under the 2002 Plan unless legal counsel for the Company shall be satisfied that such issuance or grant will be in compliance with all applicable federal and state securities laws and regulations and any other applicable laws or regulations. The Committee may require, as a condition of any payment or share issuance, that certain agreements, undertakings, representations, certificates, and/or information, as the Committee may deem necessary or advisable, be executed or provided to the Company to assure compliance with all such applicable laws or regulations. Certificates for shares of the Restricted Shares and/or Common Stock delivered under the 2002 Plan may be subject to such stock-transfer orders and such other restrictions as the Committee may deem advisable under the rules, regulations, or other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. In addition, if, at any time specified herein (or in any Award Agreement or otherwise) for (a) the making of any Award, or the making of any determination, (b) the issuance or other distribution of Restricted Shares and/or Common Stock, or (c) the payment of amounts to or through a Participant with respect to any Award, any law, rule, regulation or other requirement of any governmental authority or agency shall require either the Company, any Subsidiary or any Participant (or any estate, designated beneficiary or other legal representative thereof) to take any action in connection with any such determination, any such shares to be issued or distributed, any such payment, or the making of any such determination, as the case may be, shall be deferred until such required action is taken. With respect to persons subject to Section 16 of the Exchange Act, transactions under the 2002 Plan are intended to comply with all applicable conditions of Securities and Exchange Commission Rule 16b-3.

               16.7. Award Agreements. Each Participant receiving an Award under the 2002 Plan shall enter into an Award Agreement with the Company in a form specified by the Committee. Each such Participant shall agree to the restrictions, terms and conditions of the Award set forth therein and in the 2002 Plan.

               16.8. Designation of Beneficiary. Each Participant to whom an Award has been made under the 2002 Plan may designate a beneficiary or beneficiaries to exercise any Stock Option or Stock Appreciation Right or to receive any payment which under the terms of the 2002 Plan and the relevant Award Agreement may become exercisable or payable on or after the Participant's death. At any time, and from time to time, any such designation may be changed or cancelled by the Participant without the consent of any such beneficiary. Any such designation, change or cancellation must be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been designated by a deceased Participant, or if the designated beneficiaries have predeceased the Participant, the beneficiary shall be the Participant's estate. If the Participant designates more than one beneficiary, any payments under the 2002 Plan to such beneficiaries shall be made in equal shares unless the Participant has expressly designated otherwise, in which case the payments shall be made in the shares designated by the Participant.

               16.9. Leaves of Absence/Transfers. The Committee shall have the power to promulgate rules and regulations and to make determinations, as it deems appropriate, under the 2002 Plan in respect of any leave of absence from the Company or any Subsidiary granted to a Participant. Without limiting the generality of the foregoing, the Committee may determine whether any such leave of absence shall be treated as if the Participant has terminated employment with the Company or any such Subsidiary. If a Participant transfers within the Company, or to or from any Subsidiary, such Participant shall not be deemed to have terminated employment as a result of such transfers.

               16.10. Governing Law. The 2002 Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Vermont, without reference to the principles of conflict of laws thereof. Any titles and headings herein are for reference purposes only, and shall in no way limit, define or otherwise affect the meaning, construction or interpretation of any provisions of the 2002 Plan.

               16.11. Effective Date. The 2002 Plan shall be effective upon its approval by the Board and adoption by the Company, subject to the approval of the 2002 Plan by the Company's shareholders in accordance with Section 162(m) of the Code and the authorization of the 2002 Plan by the Vermont Public Service Board ("VPSB"). Any Awards granted prior to the approval by the shareholders and/or the authorization by the VPSB shall be contingent upon such approval and authorization.

Central Vermont Public Service
Corporation
c/o EquiServe
P.O. Box 43068
Providence, RI 02940

IMPORTANT
Please send in your proxy today.

Please vote, sign, date, and return the proxy card
below in the envelope provided. If you do so now,
the Company will avoid the expense of follow-up
solicitations.
DETACH HERE
PROXY

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

Proxy for Annual Meeting of Stockholders - May 7, 2002

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints WILLIAM V. BOETTCHER, TIMOTHY S. COBB, and JANICE L. SCITES as proxies, each with the power of substitution, and hereby authorizes them to represent and to vote, as designated on reverse side, all shares of Common Stock of Central Vermont Public Service Corporation held of record by the undersigned on February 27, 2002 at the Annual Meeting of Stockholders to be held May 7, 2002, at the Killington Grand Hotel Conference Center, Killington, Vermont, or at any and all adjournments thereof.

        This proxy when properly executed will be voted in the manner indicated herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Article 1 and Article 2.
SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

Central Vermont Public Service
Corporation
c/o EquiServe
P.O. Box 43068
Providence, RI 02940

IMPORTANT
Please send in your proxy today.

Please vote, sign, date, and return the proxy card
below in the envelope provided. If you do so now,
the Company will avoid the expense of follow-up
solicitations.
DETACH HERE

[X]   Please mark
votes as in
this example.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ARTICLES 1 AND 2.
1.	APPROVAL of 2002 Long-Term Incentive Plan.	FOR AGAINST ABSTAIN [ ] [ ] [ ]	2.	ELECTION OF DIRECTORS Nominees for term expiring in year 2005: Rhonda L. Brooks, Janice B. Case, George MacKenzie, Jr., Herbert H. Tate, and Robert H. Young.
				FOR ALL NOMINEES	[ ]	[ ]	WITHHOLD FROM ALL NOMINEES
				[ ] ________________________________ For all nominees except as noted above
			3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. If any such other business is presented for action at the meeting, it is the intention of the Proxies to vote all such matters in accordance with their best judgment.

Please vote, sign, date, and return the proxy card promptly using the enclosed envelope.

	MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]

Please sign exactly as your name(s) appear. Joint owners each must sign. When signing as attorney, trustee, executor, administrator, or guardian, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partnership, please sign in partnership name by authorized person.

Signature: ___________________ Date: ___________      Signature: ___________________ Date: ___________